UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-04980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017
(Address of principal executive offices)

Peter Davidson, Esq.
Vice President and Assistant Secretary
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (213)
244-0000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

To Our Valued Shareholders

Liz Kraninger Executive Vice President and Chief Operating Officer TCW Investment Management Company LLC (the “Advisor”)

To the shareholders of the TCW Strategic Income Fund:
Executive Summary
TCW is pleased to present the 2022 annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end
fund managed by TCW Investment Management Company LLC and is listed on the New York Stock Exchange under the ticker TSI. For the year, shares of TSI fell by 14.34% while the Fund’s net asset value (i.e., returns of the underlying assets) fell by 7.51%. The Fund’s twelve-month price-based return was below the
NAV-based
return, as the share price moved from a premium to NAV of 1.4% at the start of the period to a 6.3% discount by December 31, 2022.
Over the past four quarters, the Fund paid dividends of approximately six cents per share each quarter, as well as a one-time
long-term capital gains distribution of 8.08 cents per share, and a special cash payment of 1.25 cents per share. This represents an annualized rate of approximately 32 cents per share, contributing to a realized
12-month
trailing yield of approximately 7.0% as of 12/31/2022. As yield is a function of a number of parameters, the go-forward
yield of TSI will likely differ from the trailing figure.
Fund Performance (%)

	Annualized Total Return as of December 31, 2022
	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (2)	Since 3/5/87 (3)
Price-Based Return	-14.34	-1.33	1.58	4.43	8.22	7.48
NAV-Based Return	-7.51	0.90	2.56	4.36	7.39	7.77
Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps (1)	5.56	4.77	5.33	4.81	5.22	N/A

(1)	Benchmark changed to the Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps effective 3/1/2022.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.
Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

Letter to Shareholders (Continued)

Management Commentary
Much as any year brings its share of the unexpected, possibly the biggest surprise of 2022 was the Fed finding a long-lost resolve in the face of a capital markets-wide selloff precipitated by a rooted and flowered inflation, germinated in the pandemic (and seeded decades prior). As for the markets, the tumult of the year would be hard to overstate. Pricing weakness was felt across asset classes with broad stock and bond measures dropping more than 15%, a first for the record books and a nemesis to diversification. Compounding the deleterious effect of one of the most hawkish and synchronized central bank tightening campaigns in history, low bond yields and relatively lofty stock valuations to start the year set the stage for such disappointing results. What periodic relief there was in 2022 manifested itself as a pattern of sporadic bear market rallies and a near obsession with the word “pivot”, though optimism proved unsustainable. “Pivot” now follows “transitory” in the Fed lexicon…will it too be forgotten as Chair Powell stays a steady course? Although late to take action to combat inflation, the Fed initiated its aggressive tightening measures in March to eventually get through four consecutive 75 basis point (bps) increases to the Fed Funds rate, followed by an additional 50 bps bump in December, bringing the target range to 4.25% to 4.50% by the end of the year. Resilient labor markets – sub 4% unemployment – provide continuing cover for an expected 50 bps of further tightening early in 2023 and peak short rates near 5%. Fed action has historically worked with a lag, though the first effects of slowing economic activity thus far have already shown up in the interest-rate sensitive housing market. Existing home sales fell for ten consecutive months in 2022, and are now down over 35% on a year-over-year basis as mortgage rates rose off historically low levels and affordability sharply deteriorated for new homebuyers on the higher financing costs and still high prices, at least for now.
Finding 4% for the first time since 2010 in early October and reaching a high of 4.24% later in the month, the
10-Year
yield stabilized somewhat lower to close 2022 at 3.89%, though still nearly 240 bps above where it started the year. Fixed income remediated into the fourth quarter on reduced rate volatility, with the Bloomberg U.S. Aggregate Bond Index actually gaining 1.9%, but year-to-date
losses were too steep to overcome, falling a crushing 13%. Credit markets lagged in 2022 as spreads widened in both the investment grade and high yield markets. Despite widening, investment grade corporate spreads around 130 bps are still moderately tighter than their long-term averages and substantially narrower than they have been in recessions, suggesting there is room for them to widen further in 2023 if the economy endures a more significant downturn. For leveraged finance, despite a fourth quarter rally of 4.2%, high yield bonds were down 11.2% for the year and the amount of distressed debt in the U.S. alone jumped more than 300% in 12 months. Even more affected than the corporate market, agency mortgage-backed securities (MBS) spreads reached levels similar to where they were in 2008, and delivered an 11.8% loss for 2022 despite clawing back 2.1% in the fourth quarter. Similarly, non-agency
MBS spreads reflected weaker economic expectations than those priced by credit markets, resulting in deeply negative year-to-date
returns (though better than the agency MBS market). Meanwhile, commercial real estate remains vulnerable as the work from home dynamic has weighed on office properties, adding to stress in brick-and-mortar
retailers and translating to lagging results and an increasing percentage of commercial mortgage-backed securities (CMBS) collateral loans going to special servicing. Both agency and non-agency
CMBS tumbled approximately 11% on the year, with the agency market dragged down mostly on duration while non-agency
CMBS experienced more pronounced spread widening. On the asset-backed securities (ABS) front, early signs of stress are emerging despite a modest current annual loss of 4.3%, with delinquencies and write-offs picking up, especially among pools with the highest-risk borrowers.
The Economy and Market Ahead
The path towards economic stability will be challenging as uncertainty over the trajectory of monetary policy, inflation, and geopolitical tensions renders the market susceptible to continued volatility. Without question, the effects of higher rates and tighter financial conditions will continue to be felt into 2023, with a recession the most likely outcome. However, unlike the last two recessions, this one is not likely to be crisis-driven (i.e., subprime meltdown or pandemic), but rather by the Fed, suggesting a different look than recent versions. As such, the team’s approach is to remain disciplined and opportunistic. Specific to the inflation picture in the U.S., prices appear to have peaked, with expectations for further deceleration as economic activity slows. As a corollary to that, it is anticipated that the yield curve will steepen significantly, with the two-year
rate dropping quickly to reflect an easing Fed (by
year-end
2022, the curve has steepened more than 30 bps from the cycle low). Positioning reflects this, under a belief that disciplined active managers should be well-situated to take advantage of market volatility and thus set the stage for the possibility of strong prospective returns.

Letter to Shareholders (Continued)

Portfolio Positioning

SECTOR ALLOCATION

Asset-Backed Securities (ABS)
Common Stock (CS)
Corporate Bonds (CB)
Foreign Government Bonds (FGB)
Money Market Investments (MM)
Mortgage-backed Securities (MBS)
Municipal Bonds (MUNI)
U.S. Treasury Securities (UST)
MBS ALLOCATION

Commercial Mortgage-Backed Securities — Agency (CMBS AGENCY)
Commercial Mortgage-Backed Securities —
Non-agency
(CMBS
NON-AGENCY)
Residential Mortgage-Backed Securities — Agency (RMBS AGENCY)
Residential Mortgage-Backed Securities —
Non-agency
(RMBS
NON-AGENCY)

Modest leverage can be utilized by the Fund through a Line of Credit facility ($70 million available) when market opportunity is abundant and management deems the use of leverage accretive to returns. Volatility in mid-2022
provided an opportunity to expand risk budgets and the Fund utilized approximately 2% leverage to take advantage of attractive entry points. Specifically, additions were made in corporate credit (banking) and the mortgage space (both agency pass-throughs and non-agency
MBS collateral like low
loan-to-value
credit risk transfer deals and liquidating loans) where yield spreads were widening beyond what we viewed as fair value. As yield premiums remediated late in the year, the Fund took some gains and trimmed positions in these areas and in others, with proceeds used to reduce leverage to 0% by mid-December.
The management team stands ready to further utilize the leverage facility when market opportunity is again abundant and management deems the use of leverage as accretive to returns.
Finally, we express our gratitude to David B. Lippman, who retired as President, Chief Executive Officer and Director of the Fund and President and Chief Executive Officer of The TCW Group, Inc., at the end of 2022. Mr. Lippman is succeeded in those roles by Kathryn Koch, who previously served as Chief Investment Officer of Goldman Sach’s public equity business.
We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our website at www.tcw.com or contact our shareholder services department at
1-866-227-8179,
or contact@tcw.com.
Sincerely,
Liz Kraninger
Executive Vice President and Chief Operating Officer
TCW Investment Management Company LLC (the “Advisor”)

TCW Strategic Income Fund, Inc.
Management Discussion

The TCW Strategic Income Fund (TSI) fell 7.7%
(NAV-based
return) for the
one-year
period ending December 31, 2022, trailing the Bloomberg
3-Month
U.S. Treasury Bellwethers Index + 400 basis points by approximately 13.3%. With the Federal Reserve embarking on one of the most aggressive hiking cycles in decades by raising rates 425 bps through December month-end,
the Fund’s positive duration profile was the largest detractor from performance throughout the period. Illustratively, the duration position was extended in a disciplined fashion from just under 2.0 years to start the period to 2.8 years in December alongside the evolving value proposition brought forth by higher yields. Meanwhile, the Fund’s position in securitized credit further held back returns, with residential mortgage exposure the second largest drag on performance.
Non-agency
MBS holdings detracted as the sector widened on increased volatility, money manager outflows, and overall financial market stress, with a notable bifurcation between higher-quality issues that traded more frequently and less liquid issues. Ultimately, however, we believe non-agency
MBS spreads reflect much more dire economic conditions than are indicated by credit markets. Also weighing on relative performance was the allocation to agency MBS, which experienced its best and worst monthly performance in history during 2022, but was ultimately weakened by sustained interest rate volatility. Corporate credit widened throughout the year, presenting opportunities to add exposure at attractive levels. Notably, the largest addition to the corporate basis was in large money center banks at attractive valuations as record issuance led to disproportionately wider spreads despite their well-capitalized balance sheets and strong fundamentals. While the sizable corporate position benefitted returns in 1Q and November when the corporate market outperformed, positioning generally detracted for the year, particularly the emphasis on communications, which was one of the worst performing sectors, and the allocation to high yield as yield spreads ended 186 bps wider. Finally, equity holdings in the Fund contributed overall due to energy names, though other equity exposure in the banking, REIT, and communications space were a drag.
With the bellwether Treasury yield above the team’s estimate of sustainable levels, the duration of the Fund was extended throughout 2022 from 1.9 years to approximately 2.8 years. On sector positioning, allocations dictate caution given that corporate spread levels remain insufficient. As such, the Fund emphasizes more resilient sectors and issues subject to less would-be
volatility, with the expectation that as recession unfolds, the non-linear
move in spreads will allow for
de-risking
as valuations improve, while maintaining room to increase exposure during larger corrections. Unlike credit markets, both agency and non-agency
MBS prices reflect economic pressure, and represent what we view as attractive value at this point. Expectations are that agency MBS could be used as buy liquidity for other opportunities in market volatility. As for non-agency
holdings, especially long-seasoned legacy issues, these continue to exhibit good collateral performance, i.e., low delinquencies and improving loan-to-value
ratios, though some volatility is possible, particularly if unemployment rises. The team remains selective in these sectors and, similar to credit, will look to reduce higher-quality holdings, using proceeds to migrate down the quality spectrum as valuations cheapen to improve the return outlook. Finally, exposure to other securitized issues is higher quality, particularly in the CMBS market, which faces stress in 2023 as rising delinquencies ultimately filter through to defaults and losses. ABS at the top of the capital structure provides what we believe to be fair compensation given robust structures, with an ongoing focus on off-the-run
sectors that offer more attractive yields than more traditional credit cards and auto receivables.
Dividend Distribution Discussion
The goal of the Fund’s distribution policy is to maintain a stable payout without having to return capital to investors. A stable dividend policy will inevitably result in income surplus or deficit at the end of the year

TCW Strategic Income Fund, Inc.
Management Discussion (Continued)

given variations in the sources of the Fund’s distributable income. The Fund maintains a modest reserve balance such that an income surplus remains at the end of the year as opposed to a shortfall.
TCW will continue to monitor the Fund’s income reserve for increases in surplus or shortfall and make adjustments to the quarterly dividend as warranted, with the goal of minimizing the dispersion of the quarterly dividend amounts and maintaining the dividend’s stability.
Options Disclosure
The Fund may from time to time, (1) write (sell) covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities on an amount up to 5% of its total assets; or (2) purchase put options on such common stocks on an amount up to 5% of its total assets.

TCW Strategic Income Fund, Inc.

Schedule of Investments	December 31, 2022

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 111.0% of Net Assets

ASSET-BACKED SECURITIES — 17.9%

Academic Loan Funding Trust (12-1A-R)

0.00% (1)(2)(3)(4)	12/27/44	$3,368	$724,120

Allegro CLO XII, Ltd. (20-1A-B)

5.98% (3 mo. USD LIBOR + 1.700%) (1)(5)	01/21/32	475,000	458,114

Allegro CLO XIII, Ltd. (21-1A-B)

5.94% (3 mo. USD LIBOR + 1.700%) (1)(5)	07/20/34	650,000	623,284

AMSR Trust (20-SFR1-I)

8.19% (1)	04/17/37	850,000	810,096

AMSR Trust (20-SFR2-F)

5.25% (1)	07/17/37	1,375,000	1,280,593

AMSR Trust (20-SFR3-E1)

2.56% (1)	09/17/37	1,000,000	892,245

Apidos CLO XXXVII (21-37A-B)

5.92% (3 mo. USD LIBOR + 1.600%) (1)(5)	10/22/34	725,000	689,548

Bayview Commercial Asset Trust (03-2-A)

5.26% (1 mo. USD LIBOR + 0.870%) (1)(5)(6)	12/25/33	141,351	134,682

Bayview Commercial Asset Trust (04-2-A)

5.03% (1 mo. USD LIBOR + 0.645%) (1)(5)	08/25/34	176,094	175,888

Bayview Commercial Asset Trust (04-3-A1)

4.94% (1 mo. USD LIBOR + 0.555%) (1)(5)	01/25/35	88,489	88,312

Blackrock Rainier CLO VI, Ltd. (21-6A-A)

5.94% (3 mo. USD LIBOR + 1.700%) (1)(5)	04/20/33	700,000	680,050

BMO SBA COOF Trust (19-1-A) (I/O)

1.65% (1)(7)	10/25/45	5,774,079	319,577

Carvana Auto Receivables Trust (20-P1-R)

0.00% (1)(3)	09/08/27	2,000	311,276

Carvana Auto Receivables Trust (21-N3-R)

0.00% (1)(3)	06/12/28	2,200	496,874

Carvana Auto Receivables Trust (22-N1-R)

0.00% (1)(3)	12/11/28	4,700	851,329

Carvana Auto Receivables Trust (22-P-2R)

0.00% (1)(3)	05/10/29	3,700	635,158

Carvana Auto Receivables Trust (22-P1-R)

0.00% (1)(3)	01/10/29	2,200	735,600

Carvana Auto Receivables Trust (22-P3-R)

0.00% (1)(3)	09/10/29	2,900	554,217

Cedar Funding II CLO, Ltd. (13-1A-BRR)

5.59% (3 mo. USD LIBOR + 1.350%) (1)(5)	04/20/34	700,000	658,130

Cedar Funding XII CLO, Ltd. (20-12A-A1R)

5.49% (3 mo. USD LIBOR + 1.130%) (1)(5)	10/25/34	1,375,000	1,333,791

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

CIFC Funding, Ltd. (18-1A-SUB)

1.00% (1)(7)	04/18/31	$650,000	$300,860

CIFC Funding, Ltd. (22-2A-INCB)

1.00% (1)(7)	04/19/35	685,000	555,251

CIT Education Loan Trust (07-1-A)

4.81% (3 mo. USD LIBOR + 0.090%) (1)(5)	03/25/42	407,074	380,185

COOF Securitization Trust II (15-2-A1) (I/O)

2.09% (1)(7)	08/25/41	2,613,739	151,345

CoreVest American Finance Trust (19-1-XA) (I/O)

2.28% (1)(7)	03/15/52	218,116	8,157

CoreVest American Finance Trust

(20-1-A2) 2.30% (1)	03/15/50	470,000	407,902

CoreVest American Finance Trust (20-3-XA) (I/O)

3.71% (1)(7)	08/15/53	1,128,377	102,093

CoreVest American Finance Trust (20-3-XB) (I/O)

2.66% (1)(7)	08/15/53	1,650,000	197,816

Dryden 85 CLO, Ltd. (20-85A-AR)

5.23% (3 mo. USD LIBOR + 1.150%) (1)(5)	10/15/35	1,375,000	1,338,308

Eaton Vance CLO, Ltd. (20-1A-AR)

5.25% (3 mo. USD LIBOR + 1.170%) (1)(5)	10/15/34	850,000	826,625

EFS Volunteer No 2 LLC (12-1-A2)

5.74% (1 mo. USD LIBOR + 1.350%) (1)(5)	03/25/36	628,103	621,672

FirstKey Homes Trust

(20-SFR1-G) 4.78% (1)	08/17/37	1,735,000	1,559,337

FirstKey Homes Trust

(21-SFR3-E1) 2.99% (1)	12/17/38	1,173,000	1,000,898

FRTKL (21-SFR1-G)

4.11% (1)	09/17/38	350,000	292,104

Global SC Finance II SRL (14-1A-A2)

3.09% (1)	07/17/29	68,391	65,908

Goal Capital Funding Trust (06-1-B)

5.15% (3 mo. USD LIBOR + 0.450%) (5)	08/25/42	145,934	133,946

Harvest Commercial Capital Loan Trust (19-1-A)

3.29% (1)(7)	09/25/46	283,694	268,704

HPS Loan Management, Ltd. (0A-16-A1RR)

5.38% (3 mo. USD LIBOR + 1.140%) (1)(5)	04/20/34	875,000	846,939

ITE Rail Fund Levered LP (21-1A-A)

2.25% (1)	02/28/51	383,450	321,703

J.G. Wentworth XXXVIII LLC (17-1A-A)

3.99% (1)	08/16/60	191,960	166,769

Magnetite VII, Ltd. (12-7A-A1R2)

4.88% (3 mo. USD LIBOR + 0.800%) (1)(5)	01/15/28	374,091	369,452

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Neuberger Berman Loan Advisers CLO, Ltd. (21-43A-A)

5.21% (3 mo. USD LIBOR + 1.130%) (1)(5)	07/17/35	$800,000	$782,926

OCP CLO, Ltd. (21-21A-B)

5.94% (3 mo. USD LIBOR + 1.700%) (1)(5)	07/20/34	400,000	383,460

Palmer Square CLO, Ltd. (18-1A-A1)

5.22% (3 mo. USD LIBOR + 1.030%) (1)(5)	04/18/31	600,000	592,192

Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A2)

5.99% (3 mo. USD LIBOR + 1.750%) (1)(5)	01/20/34	420,000	403,956

Progress Residential Trust (21-SFR7-E2)

2.64% (1)	08/17/40	1,451,000	1,116,371

Progress Residential Trust (21-SFR8-G)

4.01% (1)	10/17/38	1,450,000	1,217,192

Progress Residential Trust (21-SFR9-E1)

2.81% (1)	11/17/40	1,707,000	1,331,574

Regata XII Funding, Ltd. (19-1A-BR)

5.68% (3 mo. USD LIBOR + 1.600%) (1)(5)	10/15/32	725,000	696,015

Rockford Tower CLO Ltd. (17-2A-BR)

5.58% (3 mo. USD LIBOR + 1.500%) (1)(5)	10/15/29	800,000	774,133

Rockford Tower CLO, Ltd. (20-1A-D)

7.99% (3 mo. USD LIBOR + 3.750%) (1)(5)	01/20/32	900,000	832,824

Santander Consumer Auto Receivables Trust (21-CA-R)

0.00% (1)(3)	06/15/28	5,500	672,769

SLC Student Loan Trust (04-1-B)

4.94% (3 mo. USD LIBOR + 0.290%) (5)	08/15/31	193,022	176,551

SLC Student Loan Trust (06-1-B)

4.98% (3 mo. USD LIBOR + 0.210%) (5)	03/15/55	258,157	230,429

SLM Student Loan Trust (04-2-B)

4.83% (3 mo. USD LIBOR + 0.470%) (5)(6)	07/25/39	231,524	214,993

SLM Student Loan Trust (05-9-B)

4.66% (3 mo. USD LIBOR + 0.300%) (5)	01/25/41	286,988	259,109

SLM Student Loan Trust (07-6-B)

5.21% (3 mo. USD LIBOR + 0.850%) (5)	04/27/43	114,973	107,086

SLM Student Loan Trust (07-7-B)

5.11% (3 mo. USD LIBOR + 0.750%) (5)	10/27/70	150,000	119,385

SLM Student Loan Trust (08-2-B)

5.56% (3 mo. USD LIBOR + 1.200%) (5)	01/25/83	225,000	172,139

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (08-3-B)

5.56% (3 mo. USD LIBOR + 1.200%) (5)	04/26/83	$225,000	$207,404

SLM Student Loan Trust (08-4-B)

6.21% (3 mo. USD LIBOR + 1.850%) (5)	04/25/73	515,000	495,606

SLM Student Loan Trust (08-5-B)

6.21% (3 mo. USD LIBOR + 1.850%) (5)	07/25/73	260,000	246,398

SLM Student Loan Trust (08-6-B)

6.21% (3 mo. USD LIBOR + 1.850%) (5)	07/26/83	225,000	205,089

SLM Student Loan Trust (08-7-B)

6.21% (3 mo. USD LIBOR + 1.850%) (5)	07/26/83	305,000	301,869

SLM Student Loan Trust (08-8-B)

6.61% (3 mo. USD LIBOR + 2.250%) (5)	10/25/75	260,000	248,362

SLM Student Loan Trust (08-9-B)

6.61% (3 mo. USD LIBOR + 2.250%) (5)	10/25/83	260,000	260,097

SLM Student Loan Trust (13-M1-M1R)

0.00% (1)(3)	10/28/29	1,000	460,387

Stratus CLO, Ltd. (21-3A)

1.00% (1)(7)	12/29/29	750,000	562,931

Structured Receivables Finance LLC (10-A-B)

7.61% (1)	01/16/46	484,614	486,766

Structured Receivables Finance LLC (10-B-B)

7.97% (1)	08/15/36	315,709	323,613

Student Loan Consolidation Center (02-2-B2)

1.65% (28 day Auction Rate) (1)(5)	07/01/42	1,050,000	969,805

Textainer Marine Containers VII, Ltd. (21-2A-A)

2.23% (1)	04/20/46	1,360,667	1,159,322

TIF Funding II LLC (21-1A-A)

1.65% (1)	02/20/46	1,289,959	1,053,314

Tricon American Homes Trust (17-SFR2-E)

4.22% (1)	01/17/36	1,350,000	1,308,616

Vita Scientia DAC (22-1X-D)

4.41% (3 mo. EURIBOR + 2.490%) (5)(8)	02/27/33	EUR 1,500,000	1,383,759

Total Asset-backed Securities

(Cost: $44,931,971)			42,125,300

MORTGAGE-BACKED SECURITIES — 56.6%

Commercial Mortgage-backed Securities — Agency — 1.3%

Fannie Mae, Pool #AN3542

3.41%	11/01/46	1,086,461	909,381

Fannie Mae (16-M11-X2) (ACES) (I/O)

3.03% (7)	07/25/39	836,675	18,326

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2022

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Fannie Mae (19-M29-X4) (ACES) (I/O)

0.70% (7)	03/25/29	$7,900,000	$249,013

Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O)

1.66% (7)	10/25/41	4,020,000	29,403

Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O)

2.11% (7)	08/25/42	3,110,000	118,356

Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O)

2.15% (7)	05/25/47	3,750,000	227,115

Freddie Mac Multifamily Structured Pass Through Certificates (Q013-XPT2) (I/O)

1.81% (7)	05/25/27	2,874,696	81,891

Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O)

1.01% (7)	07/25/33	1,295,000	107,946

Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O)

1.73% (7)	01/25/41	1,561,552	61

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O)

0.17% (7)	04/25/23	49,503,267	14,146

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O)

1.66% (7)	07/25/41	4,500,000	19,433

Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O)

0.04% (7)	07/25/23	25,583,218	8,569

Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O)

2.04% (7)	11/25/42	4,875,000	159,668

Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O)

1.55% (7)	10/25/43	2,330,000	82,492

Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O)

1.90% (7)	12/25/44	2,500,000	156,008

Freddie Mac Multifamily Structured Pass-Through Certificates (K722-X1) (I/O)

1.37% (7)	03/25/23	3,406,698	949

Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O)

0.90% (7)	04/25/24	9,812,638	79,951

Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O)

1.96% (7)	11/25/45	3,455,000	121,690

Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O)

2.17% (7)	05/25/46	2,400,000	118,283

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O)

1.21% (7)	06/25/27	$7,725,489	$250,380

Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O)

1.04% (7)	03/25/26	8,220,174	230,446

Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O)

4.07% (7)	03/25/29	690,000	71,213

Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O)

0.36%	08/25/24	1,981,145	7,383

Ginnie Mae (12-139-IO) (I/O)

0.55% (7)	02/16/53	1,137,772	18,231

Ginnie Mae (13-52-IO) (I/O)

0.06% (7)	02/16/55	6,407,628	7,903

Ginnie Mae (09-114-IO) (I/O)

0.02% (7)	10/16/49	5,001,834	187

Ginnie Mae (10-148-IO) (I/O)

0.29% (7)	09/16/50	5,023,191	49,109

Ginnie Mae (11-105-IO) (I/O)

0.00% (7)	09/16/51	3,733,292	4

Ginnie Mae (11-152-IO) (I/O)

0.00% (7)	08/16/51	1,262,941	1

Ginnie Mae (12-4-IO) (I/O)

0.00% (7)	05/16/52	3,455,735	35

Ginnie Mae (14-103-IO) (I/O)

0.19% (7)	05/16/55	2,165,513	16,960

Ginnie Mae (14-125-IO) (I/O)

0.91% (7)	11/16/54	1,393,184	31,966

Total Commercial Mortgage-backed Securities — Agency

(Cost: $7,266,955)			3,186,499

Commercial Mortgage-backed Securities — Non-Agency — 6.0%

BBCMS Mortgage Trust (20-BID-D)

8.95% (1 mo. USD LIBOR + 4.630%) (1)(5)	10/15/37	705,000	667,279

BCRR Trust (16-FRR3-E)

5.59% (-1 mo. USD LIBOR + 18.348%) (1)(5)	05/26/26	695,789	614,850

Benchmark Mortgage Trust (19-B14-225D)

3.29% (1)(7)	12/15/62	535,000	409,584

Benchmark Mortgage Trust (20-IG3-BXC)

3.54% (1)(7)	09/15/48	555,000	428,107

BX Trust (19-OC11-A)

3.20% (1)	12/09/41	265,000	222,418

CALI Mortgage Trust (19-101C-A)

3.96% (1)	03/10/39	495,000	429,636

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O)

1.35% (1)(7)	05/10/47	$4,702,111	$75,742

Citigroup Commercial Mortgage Trust (15-GC35-XA) (I/O)

0.72% (7)	11/10/48	6,359,890	103,042

Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O)

1.18% (1)(7)	05/10/36	14,000,000	221,371

COMM Mortgage Trust (12-LC4-XB) (I/O)

0.36% (1)(7)	12/10/44	15,007,215	173

COMM Mortgage Trust (13-CR11-XA) (I/O)

0.90% (7)	08/10/50	9,400,084	29,871

COMM Mortgage Trust (13-CR12-XA) (I/O)

1.06% (7)	10/10/46	8,487,125	45,303

COMM Mortgage Trust (13-LC13-XA) (I/O)

0.96% (7)	08/10/46	5,473,539	19,172

COMM Mortgage Trust (14-CR18-XA) (I/O)

0.98% (7)	07/15/47	6,062,124	65,945

COMM Mortgage Trust (14-CR21-XA) (I/O)

0.85% (7)	12/10/47	16,026,825	203,365

COMM Mortgage Trust (20-CBM-XCP) (I/O)

0.60% (1)(7)	02/10/37	5,644,863	61,108

COMM Mortgage Trust (20-CX-E)

2.68% (1)(7)	11/10/46	370,000	232,003

CSMC Trust (20-FACT-F)

10.48% (1 mo. USD LIBOR + 6.157%) (1)(5)	10/15/37	1,017,000	856,872

DBWF Mortgage Trust (16-85T-A)

3.79% (1)	12/10/36	615,000	555,171

Extended Stay America Trust (21-ESH-F)

8.02% (1 mo. USD LIBOR + 3.700%) (1)(5)	07/15/38	634,525	598,513

Grace Trust (20-GRCE-F)

2.68% (1)(7)	12/10/40	376,000	209,320

Grace Trust (20-GRCE-X) (I/O)

0.30% (1)(7)	12/10/40	10,620,000	212,492

GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O)

0.35% (1)(7)	02/10/37	3,150,000	20,403

GS Mortgage Securities Trust (11-GC3-X) (I/O)

0.29% (1)(7)	03/10/44	540,960	5

GS Mortgage Securities Trust (12-GCJ7-XB) (I/O)

0.64% (1)(7)	05/10/45	304,967	168

GS Mortgage Securities Trust (14-GC18-XB) (I/O)

0.17% (7)	01/10/47	66,563,000	132,910

GS Mortgage Securities Trust (16-GS2-XA) (I/O)

1.73% (7)	05/10/49	4,086,608	179,027

Hudson Yards Mortgage Trust (19-55HY-F)

2.94% (1)(7)	12/10/41	150,000	101,636

ILPT Trust (19-SURF-A)

4.15% (1)	02/11/41	240,000	220,377

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O)

0.86% (7)	11/15/47	$7,321,889	$75,826

JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O)

0.94% (7)	08/15/47	1,498,468	15,032

JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O)

0.60% (7)	09/15/47	9,197,388	67,584

JPMBB Commercial Mortgage Securities Trust (15-C29-XD) (I/O)

0.50% (1)(7)	05/15/48	26,458,000	269,267

JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O)

0.84% (7)	03/15/50	10,570,068	252,522

JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)

0.39% (1)(7)	02/15/46	50,802,836	225,844

JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O)

1.22% (7)	04/15/46	14,076,944	3,849

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (1)	06/05/39	585,000	509,722

LMREC, Inc. (19-CRE3-A)

5.79% (1 mo. USD LIBOR + 1.400%) (1)(5)	12/22/35	419,328	417,504

Manhattan West Mortgage Trust (20-1MW-A)

2.13% (1)	09/10/39	695,000	594,624

Med Trust (21-MDLN-G)

9.57% (1 mo. USD LIBOR + 5.250%) (1)(5)	11/15/38	670,000	608,599

MFT Mortgage Trust (20-B6-C)

3.28% (1)(7)	08/10/40	220,000	143,747

MFT Trust (20-ABC-C)

3.48% (1)(7)	02/10/42	175,000	125,758

MFT Trust (20-ABC-D)

3.48% (1)(7)	02/10/42	730,000	453,830

Morgan Stanley Bank of America Merrill Lynch Trust (15-C22-XA) (I/O)

1.00% (7)	04/15/48	8,244,055	127,552

Morgan Stanley Bank of America Merrill Lynch Trust (15-C24-XA) (I/O)

0.69% (7)	05/15/48	9,108,671	132,803

Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O)

1.27% (7)	11/15/49	6,504,372	235,572

Natixis Commercial Mortgage Securities Trust (19-FAME-D)

4.40% (1)(7)	08/15/36	835,000	715,297

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2022

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A)

3.66% (1)(7)	01/05/43	$805,000	$522,925

SFAVE Commercial Mortgage Securities Trust (15-5AVE-D)

4.39% (1)(7)	01/05/43	880,000	466,485

SMRT Commercial Mortgage Trust (22-MINI-E)

7.04% (SOFR + 2.700%) (1)(5)	01/15/39	1,005,000	920,843

UBS Commercial Mortgage Trust (17-C5-XA) (I/O)

1.07% (7)	11/15/50	5,744,351	213,429

WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O)

0.65% (7)	06/15/46	6,688,868	3,713

WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O)

0.57% (7)	09/15/46	10,133,448	19,521

WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O)

0.84% (7)	11/15/47	5,129,086	58,925

Total Commercial Mortgage-backed Securities — Non-Agency

(Cost: $21,989,037)			14,096,636

Residential Mortgage-backed Securities — Agency — 20.4%

Fannie Mae (07-42-SE) (I/O) (I/F)

1.72% (-1 mo. USD LIBOR + 6.110%) (5)	05/25/37	43,258	3,102

Fannie Mae (07-48-SD) (I/O) (I/F)

1.71% (-1 mo. USD LIBOR + 6.100%) (5)	05/25/37	821,082	58,060

Fannie Mae (09-69-CS) (I/O) (I/F)

2.36% (-1 mo. USD LIBOR + 6.750%) (5)	09/25/39	139,481	8,976

Freddie Mac (1673-SD) (I/F) (PAC)

11.23% (-2.15 x T10Y + 19.391%) (5)	02/15/24	6,641	6,818

Freddie Mac (1760-ZD)

3.29% (1 x T10Y - 0.500%) (5)	02/15/24	14,339	14,248

Freddie Mac (2990-JK) (I/F)

4.73 (7)	03/15/35	16,810	16,128

Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (P

1.31% (-1 mo. USD LIBOR + 5.630%) (5)	03/15/36	1,323,848	86,347

Freddie Mac (3239-SI) (I/O) (I/F) (PAC)

2.33% (-1 mo. USD LIBOR + 6.650%) (5)	11/15/36	308,365	34,354

Freddie Mac (3323-SA) (I/O) (I/F)

1.79% (-1 mo. USD LIBOR + 6.110%) (5)	05/15/37	64,965	3,348

Freddie Mac (3459-JS) (I/O) (I/F)

1.93% (-1 mo. USD LIBOR + 6.250%) (5)	06/15/38	84,437	7,593

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Freddie Mac (4030-HS) (I/O) (I/F)

2.29% (-1 mo. USD LIBOR + 6.610%) (5)	04/15/42	$554,788	$56,027

Ginnie Mae (06-35-SA) (I/O) (I/F)

2.25% (-1 mo. USD LIBOR + 6.600%) (5)	07/20/36	881,631	90,945

Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC)

0.40% (-1 mo. USD LIBOR + 4.750%) (5)	11/20/36	1,291,318	34,372

Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC)

2.05% (-1 mo. USD LIBOR + 6.400%) (5)	05/20/38	536,042	10,822

Ginnie Mae (16-153-IO) (I/O)

3.50%	11/20/46	1,457,914	245,809

Uniform Mortgage-Backed Securities TBA, 30-Year

2.50% (9)	01/01/52	14,625,000	12,375,267

2.00% (9)	01/01/52	11,425,000	9,299,443

3.00% (9)	03/01/52	2,750,000	2,412,314

3.50% (9)	04/01/52	2,575,000	2,338,422

4.50% (9)	07/01/52	2,550,000	2,455,460

4.00% (9)	07/01/52	5,000,000	4,688,362

5.00% (9)	08/01/52	14,000,000	13,794,926

Total Residential Mortgage-backed Securities — Agency

(Cost: $48,496,521)			48,041,143

Residential Mortgage-backed Securities — Non-Agency — 28.9%

ACE Securities Corp. (04-IN1-A1)

5.03% (1 mo. USD LIBOR + 0.640%) (5)	05/25/34	329,826	305,240

ACE Securities Corp. (07-ASP1-A2C)

4.91% (1 mo. USD LIBOR + 0.260%) (5)	03/25/37	1,197,340	580,792

Adjustable Rate Mortgage Trust (05-4-6A22)

3.64% (6)(7)	08/25/35	348,498	292,756

Adjustable Rate Mortgage Trust (06-1-2A1)

4.23% (6)(7)	03/25/36	335,521	201,995

Ajax Mortgage Loan Trust (19-F-A2)

3.50% (1)	07/25/59	1,300,000	1,173,225

Alternative Loan Trust (05-46CB-A20) (TAC)

5.50% (6)	10/25/35	563,489	405,930

Alternative Loan Trust (06-8T1-1A2) (I/O)

1.11% (-1 mo. USD LIBOR + 5.500%) (4)(5)	04/25/36	4,674,325	498,470

Asset-Backed Funding Certificates (07-NC1-A2)

4.69% (1 mo. USD LIBOR + 0.300%) (1)(5)	05/25/37	852,903	774,446

Asset-Backed Securities Corp. Home Equity (06-HE3-A5)

2.89% (1 mo. USD LIBOR + 0.540%) (5)	03/25/36	983,211	936,068

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Asset-Backed Securities Corp. Home Equity (07-HE1-A1B)

3.44% (1 mo. USD LIBOR + 0.150%) (5)(6)	12/25/36	$310,957	$294,339

Banc of America Alternative Loan Trust (05-10-1CB1)

4.79% (1 mo. USD LIBOR + 0.400%) (5)(6)	11/25/35	329,511	278,077

Banc of America Funding Trust (06-3-4A14)

6.00%	03/25/36	158,419	134,232

Banc of America Funding Trust (06-3-5A3)

5.50% (6)	03/25/36	108,375	92,232

Banc of America Funding Trust (14-R5 1A1)

6.73% (6 mo. USD LIBOR + 1.500%) (1)(5)	09/26/45	2,004	2,004

Banc of America Funding Trust (15-R4 2A1)

4.22% (1 mo. USD LIBOR + 0.205%) (1)(5)	02/25/37	341,991	332,390

BCMSC Trust (00-A-A4)

8.29% (7)	06/15/30	3,316,690	527,059

Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A)

4.24% (7)	10/25/33	229,889	209,193

Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1)

5.23% (U.S. 1-year Treasury Constant Maturity Rate + 2.300%) (5)	10/25/35	110,172	102,394

Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1)

3.70% (6)(7)	06/25/47	557,211	499,988

Bear Stearns ALT-A Trust (05-3-4A3)

3.04% (7)	04/25/35	254,864	250,298

Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3)

5.50% (7)	09/25/35	348,618	308,068

Bear Stearns Asset-Backed Securities Trust (06-IM1-A1)

4.85% (1 mo. USD LIBOR + 0.460%) (5)	04/25/36	84,741	83,162

Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O)

0.50% (4)	03/25/37	26,493,843	663,424

C-BASS Mortgage Loan Trust (07-CB2-A2B)

3.55%	02/25/37	820,759	503,965

C-BASS Mortgage Loan Trust (07-CB2-A2C)

3.55%	02/25/37	806,405	508,640

Carrington Mortgage Loan Trust (06-NC4-A4)

4.63% (1 mo. USD LIBOR + 0.240%) (5)	10/25/36	1,250,000	994,123

Carrington Mortgage Loan Trust (07-RFC1-A3)

4.53% (1 mo. USD LIBOR + 0.140%) (5)	12/25/36	1,176,074	1,118,782

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

CHL Mortgage Pass-Through Trust (04-HYB4-B1)

3.87% (7)	09/20/34	$453,333	$222,527

CHL Mortgage Pass-Through Trust (06-14-X) (I/O)

0.14% (4)(7)	09/25/36	8,185,301	33,854

CHL Mortgage Pass-Through Trust (06-HYB2-1A1)

3.55% (6)(7)	04/20/36	710,391	478,025

CIM Trust (19-R1-A)

3.25% (1)(7)	10/25/58	741,745	654,271

CIM Trust (21-NR2-A1)

2.57% (1)	07/25/59	1,146,405	1,079,684

CIM Trust (21-NR3-A1)

2.57% (1)	06/25/57	337,934	317,522

CIM Trust (21-NR4-A1)

2.82% (1)	10/25/61	1,186,185	1,099,953

CIM Trust (21-R3-A1A)

1.95% (1)(7)	06/25/57	871,644	772,561

CIM Trust (21-R4-A1A)

2.00% (1)(7)	05/01/61	893,539	777,029

CIM Trust (21-R5-A1B)

2.00% (1)(7)	08/25/61	1,096,000	697,522

CIM Trust (22-NR1-A1)

5.00% (1)	07/25/62	368,360	334,830

Citigroup Mortgage Loan Trust, Inc. (05-11-A2A)

5.41% (U.S. 1-year Treasury Constant Maturity Rate + 2.400%) (5)	10/25/35	194,170	179,602

Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A)

3.82% (6)(7)	10/25/35	380,845	310,382

Citigroup Mortgage Loan Trust, Inc. (14-10-2A2)

4.27% (1 mo. USD LIBOR + 0.250%) (1)(5)	07/25/37	342,778	342,527

CitiMortgage Alternative Loan Trust (06-A3-1A7)

6.00% (6)	07/25/36	621,705	534,919

CitiMortgage Alternative Loan Trust (06-A5-1A8)

6.00% (6)	10/25/36	541,175	473,787

Connecticut Avenue Securities (22-R04-1M2)

7.03% (SOFR30A + 3.100%) (1)(5)	03/25/42	850,000	848,421

Connecticut Avenue Securities Trust (19-R06-2B1)

8.14% (1 mo. USD LIBOR + 3.750%) (1)(5)	09/25/39	750,000	725,469

Connecticut Avenue Securities Trust (19-R07-1B1)

7.79% (1 mo. USD LIBOR + 3.400%) (1)(5)	10/25/39	1,000,000	970,149

Connecticut Avenue Securities Trust (21-R03-1B2)

9.43% (SOFR30A + 5.500%) (1)(5)	12/25/41	700,000	602,557

Conseco Finance Securitizations Corp. (99-6-A1)

7.36% (1)(7)	06/01/30	1,282,377	492,878

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2022

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Conseco Financial Corp. (96-6-M1)

7.95% (7)	09/15/27	$36,905	$37,064

Countrywide Asset-Backed Certificates (07-13-2A1)

5.29% (1 mo. USD LIBOR + 0.900%) (5)	10/25/47	431,141	402,823

Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2)

5.13% (1 mo. USD LIBOR + 0.740%) (5)	06/25/34	16,794	16,792

Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)

6.50%	01/25/36	950,679	243,092

Credit Suisse Mortgage Capital Certificates (06-6-1A8)

6.00% (6)	07/25/36	476,276	255,699

Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1)

3.38%	12/25/32	330,731	305,341

Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2)

3.02%	12/25/36	1,906,037	1,408,262

Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3)

3.24%	03/25/37	1,175,869	450,377

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)

4.77% (1 mo. USD LIBOR + 0.380%) (5)	02/25/37	318,744	273,280

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust (06-AB2-A2)

4.84% (6)(7)	06/25/36	943,130	780,707

DSLA Mortgage Loan Trust (06-AR2-2A1A)

4.54% (1 mo. USD LIBOR + 0.200%) (5)	10/19/36	346,163	236,153

Federal Home Loan Mortgage Corp. (21-DNA2-M2)

6.23% (SOFR30A + 2.300%) (1)(5)	08/25/33	525,000	519,553

Federal Home Loan Mortgage Corp. (21-HQA2-M2)

5.98% (SOFR30A + 2.05%) (1)(5)	12/25/33	900,000	790,110

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C)

4.71% (1 mo. USD LIBOR + 0.320%) (5)	10/25/36	613,382	418,703

First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1)

4.19% (6)(7)	12/25/35	214,379	179,037

Greenpoint Manufactured Housing (00-1-A4)

8.14% (7)	03/20/30	475,311	356,713

GSAA Home Equity Trust (06-13-AF6)

6.54%	07/25/36	1,160,802	377,367

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

GSAMP Trust (07-NC1-A2C)

4.54% (1 mo. USD LIBOR + 0.1500%) (5)	12/25/46	$2,361,585	$1,160,203

GSC Capital Corp. Mortgage Trust (06-2-A1)

4.75% (1 mo. USD LIBOR + 0.360%) (5)	05/25/36	200,699	182,143

GSR Mortgage Loan Trust (05-AR3-6A1)

3.17% (7)	05/25/35	143,669	106,516

HSI Asset Loan Obligation Trust (07-2-2A12)

6.00%	09/25/37	346,374	266,966

Indymac INDX Mortgage Loan Trust (04-AR6-5A1)

3.83% (7)	10/25/34	268,494	254,324

Indymac INDX Mortgage Loan Trust (05-AR19-A1)

3.04% (7)	10/25/35	401,606	318,328

Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O)

0.57% (4)(5)	07/25/36	392,671	4

Indymac INDX Mortgage Loan Trust (06-AR9-1A1)

3.18% (6)(7)	06/25/36	437,507	266,238

Indymac INDX Mortgage Loan Trust (07-AR5-2A1)

3.02% (7)	05/25/37	656,068	528,574

Indymac INDX Mortgage Loan Trust (07-FLX2-A1C)

4.58% (1 mo. USD LIBOR + 0.190%) (5)	04/25/37	1,479,791	1,244,832

JPMorgan Alternative Loan Trust (06-A2-5A1)

3.43% (6)(7)	05/25/36	357,126	208,642

JPMorgan Mortgage Acquisition Trust (06-WF1-A5)

6.91%	07/25/36	1,943,020	553,564

JPMorgan Mortgage Trust (04-A6-5A1)

3.91% (7)	12/25/34	183,982	166,599

JPMorgan Mortgage Trust (07-S2-1A1)

5.00%	06/25/37	146,219	68,485

JPMorgan Resecuritization Trust (15-4-2A2)

4.10% (1)(7)	06/26/47	3,083,612	1,336,008

Lehman Mortgage Trust (06-7-2A5) (I/O) (I/F)

2.16% (-1 mo. USD LIBOR + 6.550%) (4)(5)	11/25/36	2,888,836	281,686

Lehman XS Trust (06-10N-1A3A)

4.81% (1 mo. USD LIBOR + 0.420%) (5)	07/25/46	424,806	388,885

Lehman XS Trust (06-12N-A31A)

4.79% (1 mo. USD LIBOR + 0.400%) (5)	08/25/46	545,586	518,991

Long Beach Mortgage Loan Trust (04-4-M1)

5.29% (1 mo. USD LIBOR + 0.900%) (5)	10/25/34	432,173	399,732

MASTR Alternative Loan Trust (06-2-2A2) (I/O) (I/F)

2.71% (-1 mo. USD LIBOR + 7.100%) (4)(5)	03/25/36	5,899,127	505,340

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

MASTR Alternative Loans Trust (07-HF1-4A1)

7.00% (6)	10/25/47	$1,060,738	$515,516

MASTR Asset-Backed Securities Trust (07-HE1-A4)

4.67% (1 mo. USD LIBOR + 0.280%) (5)	05/25/37	2,000,000	1,535,078

Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2)

4.81% (1 mo. USD LIBOR + 0.420%) (5)	04/25/37	639,056	530,927

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)

4.65% (1 mo. USD LIBOR + 0.130%) (5)	06/25/37	474,426	291,581

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C)

4.75% (1 mo. USD LIBOR + 0.180%) (5)	06/25/37	968,768	598,316

Merrill Lynch Mortgage Investors Trust (06-RM2-A1A)

4.76% (1 mo. USD LIBOR + 0.3700%) (5)	05/25/37	3,989,152	1,159,151

Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)

7.18% (1-year Treasury Constant Maturity Rate + 2.400%) (5)(6)	08/25/36	115,475	101,226

Morgan Stanley Mortgage Loan Trust (07-15AR-4A1)

3.32% (6)(7)	11/25/37	273,403	251,306

Nomura Asset Acceptance Corp. (06-AR1-1A)

4.24% (7)	02/25/36	117,886	85,641

Oakwood Mortgage Investors, Inc. (00-A-A4)

8.15% (7)	09/15/29	1,723,544	466,481

Oakwood Mortgage Investors, Inc. (00-D-A4)

7.40% (7)	07/15/30	683,313	176,907

Oakwood Mortgage Investors, Inc. (01-C-A3)

6.61% (7)	06/15/31	1,671,028	218,161

Oakwood Mortgage Investors, Inc. (01-D-A3)

5.90% (7)(10)	09/15/22	590,277	311,192

Oakwood Mortgage Investors, Inc. (01-D-A4)

6.93% (7)	09/15/31	341,993	198,272

Oakwood Mortgage Investors, Inc. (02-A-A3)

6.03% (7)	05/15/24	30,840	30,845

Oakwood Mortgage Investors, Inc. (99-B-A4)

6.99%	12/15/26	10,816	10,787

Oakwood Mortgage Investors, Inc. (99-E-A1)

7.61% (7)	03/15/30	606,704	391,145

PRET LLC (22-RN2-A2)

6.50% (1)	06/25/52	1,255,000	1,139,025

Pretium Mortgage Credit Partners LLC (22-RN3-A2)

6.50% (1)(7)	08/25/52	1,125,000	1,018,545

PRPM 2021-4 LLC (21-4-A1)

1.87% (1)	04/25/26	1,317,030	1,185,920

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

PRPM LLC (21-1-A2)

6.29% (1)	02/25/27	$1,000,000	$933,029

PRPM LLC (21-10-A1)

2.49% (1)	10/25/26	967,629	899,286

PRPM LLC (21-11-A1)

2.49% (1)	11/25/26	440,858	399,784

PRPM LLC (21-8-A1)

1.74% (1)(7)	09/25/26	728,980	656,776

PRPM LLC (22-3-A1)

5.56% (1)	06/25/27	1,331,539	1,286,098

PRPM LLC (22-4-A2)

5.00% (1)	08/25/27	1,080,000	968,090

RALI Series Trust (06-QS13-1A2) (I/O) (I/F)

2.77% (-1 mo. USD LIBOR + 7.160%) (4)(5)	09/25/36	2,200,832	199,146

RALI Series Trust (06-QS7-A2)

6.00% (6)	06/25/36	313,122	252,938

RBSSP Resecuritization Trust (12-6-4A2)

4.37% (1 mo. USD LIBOR + 0.330%) (1)(5)	01/26/36	54,120	54,417

Residential Accredit Loans, Inc. (05-QA7-A1)

3.86% (6)(7)	07/25/35	667,101	478,566

Residential Accredit Loans, Inc. (05-QA8-CB21)

4.26% (6)(7)	07/25/35	345,766	198,746

Residential Accredit Loans, Inc. (06-QA10-A2)

4.75% (1 mo. USD LIBOR + 0.360%) (5)	12/25/36	399,965	319,960

Residential Accredit Loans, Inc. (06-QS1-A3) (PAC)

5.75% (6)	01/25/36	241,697	194,075

Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)

0.77% (4)(7)	06/25/36	2,863,532	61,418

Residential Accredit Loans, Inc. (06-QS8-A3)

6.00% (6)	08/25/36	542,983	425,614

Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)

0.33% (4)(7)	01/25/37	6,782,470	72,818

Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)

0.36% (4)(7)	02/25/37	7,778,425	89,354

Residential Accredit Loans, Inc. (07-QS6-A62) (TAC)

5.50% (6)	04/25/37	166,590	127,195

Residential Asset Securitization Trust (05-A15-4A1)

6.00% (6)	02/25/36	932,186	311,817

Residential Asset Securitization Trust (07-A5-AX) (I/O)

6.00% (4)	05/25/37	1,360,112	239,805

Residential Funding Mortgage Securities (06-S9-AV) (I/O)

0.35% (4)(7)	09/25/36	17,474,309	188,850

Saxon Asset Securities Trust (07-3-2A4)

4.88% (1 mo. USD LIBOR + 0.490%) (5)	09/25/47	2,926,000	2,283,687

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2022

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Securitized Asset-Backed Receivables LLC Trust (06-CB1-AF2)

2.91%	01/25/36	$983,741	$769,650

Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C)

4.61% (1 mo. USD LIBOR + 0.220%) (5)	01/25/37	4,614,000	3,003,776

Structured Adjustable Rate Mortgage Loan Trust

(05-20-1A1) 4.22% (7)	10/25/35	89,975	83,829

Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1)

3.73% (6)(7)	10/25/47	231,867	144,555

Structured Asset Mortgage Investments II Trust (06-AR4-5A1)

4.75% (1 mo. USD LIBOR + 0.360%) (5)	06/25/36	671,633	540,321

VOLT CIII LLC (21-CF1-A1)

1.99% (1)	08/25/51	894,804	804,406

VOLT XCIX LLC (21-NPL8-A1)

2.12% (1)	04/25/51	1,515,901	1,347,563

WAMU Asset-Backed Certificates (07-HE1-2A3)

4.54% (1 mo. USD LIBOR + 0.150%) (5)	01/25/37	1,607,772	701,384

Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) (I/F)

1.68% (-1 mo. USD LIBOR + 6.070%) (4)(5)	06/25/37	1,487,523	69,217

Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4)

2.89% (6)(7)	04/25/37	113,992	101,194

Total Residential Mortgage-backed Securities — Non-Agency

(Cost: $78,052,513)			68,250,280

Total Mortgage-backed Securities

(Cost: $155,805,026)			133,574,558

CORPORATE BONDS — 35.0%

Aerospace/Defense — 0.3%

Boeing Co. (The)

1.43%	02/04/24	675,000	646,184

Agriculture — 0.6%

BAT Capital Corp.

4.54%	08/15/47	135,000	95,895

5.65%	03/16/52	175,000	146,108

Imperial Brands Finance PLC

3.13% (1)	07/26/24	270,000	259,024

6.13% (1)	07/27/27	125,000	124,468

Reynolds American, Inc.

5.85%	08/15/45	975,000	836,725

			1,462,220

Airlines — 0.4%

JetBlue Pass-Through Certificates (20-1A)

4.00%	05/15/34	695,301	617,831

Issues	Maturity Date	Principal Amount	Value

Airlines (Continued)

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24	$231,812	$231,253

			849,084

Auto Manufacturers — 0.1%

General Motors Co.

4.88%	10/02/23	150,000	149,579

Banks — 10.0%

Bank of America Corp.

0.98% (SOFR + 0.690%) (5)	04/22/25	395,000	370,498

1.66% (SOFR + 0.910%) (5)	03/11/27	625,000	552,219

1.73% (SOFR + 0.960%) (5)	07/22/27	55,000	48,232

1.92% (SOFR + 1.37%) (5)	10/24/31	305,000	233,014

2.09% (SOFR + 1.060%) (5)	06/14/29	570,000	479,786

2.30% (SOFR + 1.220%) (5)	07/21/32	655,000	504,750

2.69% (SOFR + 1.320%) (5)	04/22/32	80,000	64,113

3.42% (3mo. USD LIBOR + 1.04%) (5)	12/20/28	395,000	358,431

3.82% (3mo. USD LIBOR + 1.575%) (5)	01/20/28	120,000	112,001

4.38% (U.S. 5-year Treasury Constant Maturity Rate + 2.760%) (5)(11)	12/31/99	140,000	119,364

Citigroup, Inc.

1.46% (SOFR+ 0.770%) (5)	06/09/27	430,000	373,653

2.52% (SOFR + 1.177%) (5)	11/03/32	375,000	291,761

2.67% (SOFR + 1.146%) (5)	01/29/31	140,000	114,997

2.98% (SOFR + 1.422%) (5)	11/05/30	145,000	121,964

3.06% (SOFR + 1.35%) (5)	01/25/33	990,000	800,910

3.07% (SOFR + 1.280%) (5)	02/24/28	135,000	121,955

4.41% (SOFR + 3.914%) (5)	03/31/31	440,000	405,073

Comerica, Inc.

5.63% (U.S. 5-year Treasury Constant Maturity Rate + 5.291%) (5)(11)	12/31/99	395,000	382,123

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Credit Suisse Group AG (Switzerland)

1.31% (SOFR + 0.980%) (1)(5)	02/02/27	$190,000	$151,517

3.09% (SOFR + 1.730%) (1)(5)	05/14/32	500,000	347,595

6.54% (SOFR + 3.920%) (1)(5)	08/12/33	1,450,000	1,276,115

9.02% (SOFR + 5.020%) (1)(5)	11/15/33	760,000	782,846

Goldman Sachs Group, Inc. (The)

0.93% (SOFR + 0.486%) (5)	10/21/24	285,000	273,118

1.09% (SOFR + 0.789%) (5)	12/09/26	215,000	190,004

1.22%	12/06/23	700,000	675,920

1.43% (SOFR + 0.798%) (5)	03/09/27	705,000	617,834

1.54% (SOFR + 0.818%) (5)	09/10/27	430,000	371,662

2.38% (SOFR + 1.248%) (5)	07/21/32	205,000	159,113

2.65% (SOFR + 1.264%) (5)	10/21/32	640,000	506,920

HSBC Holdings PLC (United Kingdom)

1.59% (SOFR + 1.290%) (5)	05/24/27	285,000	246,060

2.10% (SOFR + 1.929%) (5)	06/04/26	430,000	391,674

2.21% (SOFR + 1.285%) (5)	08/17/29	1,075,000	870,159

2.36% (SOFR + 1.947%) (5)	08/18/31	255,000	195,616

2.80% (SOFR + 1.187%) (5)	05/24/32	145,000	112,189

JPMorgan Chase & Co.

1.58% (SOFR + 0.885%) (5)	04/22/27	425,000	374,395

2.01% (SOFR + 1.585%) (5)	03/13/26	505,000	467,847

2.55% (SOFR + 1.180%) (5)	11/08/32	425,000	336,154

2.58% (SOFR + 1.250%) (5)	04/22/32	430,000	344,778

2.60% (SOFR + 0.915%) (5)	02/24/26	495,000	465,901

2.95% (SOFR + 1.170%) (5)	02/24/28	175,000	158,622

3.56% (3 mo. USD LIBOR + 0.730%) (5)	04/23/24	385,000	382,512

3.96% (3 mo. USD LIBOR + 1.245%) (5)	01/29/27	195,000	186,104

Lloyds Banking Group PLC (United Kingdom)

3.57% (3 mo. USD LIBOR + 1.205%) (5)	11/07/28	200,000	180,200

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

4.98% (1-year Treasury Constant Maturity Rate + 2.300%) (5)	08/11/33	$300,000	$276,364

Macquarie Group, Ltd. (Australia)

2.69% (SOFR + 1.440%) (1)(5)	06/23/32	160,000	123,339

2.87% (SOFR + 1.532%) (1)(5)	01/14/33	555,000	427,140

5.03% (3 mo. USD LIBOR + 1.750%) (1)(5)	01/15/30	215,000	203,280

Morgan Stanley

0.79% (SOFR + 0.509%) (5)	01/22/25	425,000	402,242

1.16% (SOFR + 0.560%) (5)	10/21/25	920,000	847,826

1.93% (SOFR + 1.020%) (5)	04/28/32	510,000	384,149

2.24% (SOFR + 1.178%) (5)	07/21/32	150,000	115,023

2.48% (SOFR + 1.360%) (5)	09/16/36	190,000	138,711

2.51% (SOFR + 1.200%) (5)	10/20/32	55,000	43,022

2.94% (SOFR + 1.290%) (5)	01/21/33	450,000	365,205

NatWest Group PLC (United Kingdom)

4.27% (3 mo. USD LIBOR + 1.762%) (5)	03/22/25	180,000	175,912

PNC Financial Services Group, Inc.

6.04% (SOFR + 2.140%) (5)	10/28/33	235,000	245,885

Santander UK Group Holdings PLC (United Kingdom)

1.09% (SOFR + 0.787%) (5)	03/15/25	565,000	529,456

1.53% (1-year Treasury Constant Maturity Rate + 1.250%) (5)	08/21/26	55,000	48,499

1.67% (SOFR + 0.989%) (5)	06/14/27	55,000	46,708

3.37% (3 mo. USD LIBOR + 1.080%) (5)	01/05/24	275,000	274,984

4.80% (3 mo. USD LIBOR + 1.570%) (5)	11/15/24	475,000	467,177

US Bancorp

3.70% (U.S. 5-year Treasury Constant Maturity Rate + 2.541%) (5)(11)	12/31/99	130,000	107,065

5.85% (SOFR + 2.090%) (5)	10/21/33	235,000	244,651

Wells Fargo & Co.

2.39% (SOFR+ 2.100%) (5)	06/02/28	1,090,000	963,666

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2022

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

3.35% (SOFR + 1.500%) (5)	03/02/33	$1,370,000	$1,155,129

3.53% (SOFR + 1.510%) (5)	03/24/28	285,000	264,446

4.90% (SOFR + 2.100%) (5)	07/25/33	345,000	327,103

			23,696,681

Beverages — 0.2%

Bacardi, Ltd.

5.30% (1)	05/15/48	205,000	183,722

Triton Water Holdings, Inc.

6.25% (1)	04/01/29	350,000	285,687

			469,409

Biotechnology — 0.2%

Grifols Escrow Issuer SA

4.75% (1)	10/15/28	425,000	367,974

Chemicals — 0.2%

ASP Unifrax Holdings, Inc.

5.25% (1)	09/30/28	280,000	225,705

Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV

4.75% (1)	06/15/27	135,000	125,213

SK Invictus Intermediate II Sarl

5.00% (1)	10/30/29	285,000	234,070

			584,988

Commercial Services — 0.5%

Adtalem Global Education, Inc.

5.50% (1)	03/01/28	141,000	129,535

Global Payments, Inc.

5.40%	08/15/32	105,000	100,229

5.95%	08/15/52	179,000	163,066

Hertz Corp. (The)

4.63% (1)	12/01/26	25,000	21,000

5.00% (1)	12/01/29	405,000	308,266

Rent-A-Center, Inc.

6.38% (1)	02/15/29	270,000	220,399

WASH Multifamily Acquisition, Inc.

5.75% (1)	04/15/26	260,000	245,362

			1,187,857

Computers — 0.1%

NCR Corp.

5.13% (1)	04/15/29	315,000	263,793

5.25% (1)	10/01/30	80,000	66,131

			329,924

Cosmetics/Personal Care — 0.1%

Edgewell Personal Care Co.

5.50% (1)	06/01/28	265,000	248,385

Issues	Maturity Date	Principal Amount		Value

Diversified Financial Services — 1.1%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.30%	01/30/32		$590,000	$461,309

3.88%	01/23/28		130,000	116,320

Air Lease Corp.

3.63%	12/01/27		120,000	108,796

American Express Co.

3.55% (U.S. 5-year Treasury Constant Maturity Rate + 2.854%) (5)(11)	12/31/99		145,000	118,990

Avolon Holdings Funding, Ltd.

2.53% (1)	11/18/27		406,000	325,112

2.88% (1)	02/15/25		305,000	281,881

3.95% (1)	07/01/24		85,000	81,521

Capital One Financial Corp.

3.27% (SOFR + 1.790%) (5)	03/01/30		375,000	322,211

Charles Schwab Corp. (The)

1.95%	12/01/31		150,000	117,798

5.00% (U.S. 5-year Treasury Constant Maturity Rate + 3.256%) (5)(11)	12/31/99		135,000	123,592

Jane Street Group / JSG Finance, Inc.

4.50% (1)	11/15/29		435,000	380,421

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23		110,000	109,737

5.50% (1)	02/15/24		132,000	130,338

				2,678,026

Electric — 1.1%

Alliant Energy Finance LLC

3.60% (1)	03/01/32		535,000	462,502

Arizona Public Service Co.

3.35%	05/15/50		1,000,000	667,170

Duke Energy Corp.

3.85%	06/15/34	EUR	130,000	128,263

FirstEnergy Corp.

3.40%	03/01/50		$450,000	297,709

FirstEnergy Transmission LLC

4.35% (1)	01/15/25		750,000	731,468

Pike Corp.

5.50% (1)	09/01/28		300,000	262,761

				2,549,873

Electrical Components & Equipment — 0.1%

Energizer Holdings, Inc.

4.38% (1)	03/31/29		265,000	223,263

Engineering & Construction — 0.1%

Artera Services LLC

9.03% (1)	12/04/25		254,000	213,144

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Engineering & Construction (Continued)

Heathrow Funding Ltd.

1.88% (8)	03/14/36	$ EUR	150,000	$115,997

				329,141

Entertainment — 1.0%

Caesars Entertainment, Inc.

8.13% (1)	07/01/27		$150,000	$147,692

Churchill Downs, Inc.

4.75% (1)	01/15/28		400,000	358,568

Cinemark USA, Inc.

5.25% (1)	07/15/28		300,000	225,000

Everi Holdings, Inc.

5.00% (1)	07/15/29		275,000	238,219

Penn Entertainment, Inc.

4.13% (1)	07/01/29		300,000	240,562

5.63% (1)	01/15/27		165,000	149,873

WarnerMedia Holdings, Inc.

4.28% (1)	03/15/32		5,000	4,125

5.05% (1)	03/15/42		630,000	485,125

5.14% (1)	03/15/52		756,000	556,151

				2,405,315

Environmental Control — 0.2%

Waste Pro USA, Inc.

5.50% (1)	02/15/26		425,000	376,278

Food — 1.1%

Chobani LLC / Chobani Finance Corp, Inc.

4.63% (1)	11/15/28		267,000	232,881

H-Food Holdings LLC / Hearthside Finance Co., Inc.

8.50% (1)	06/01/26		175,000	101,776

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

3.75% (1)	12/01/31		650,000	530,822

5.50% (1)	01/15/30		25,000	23,847

6.50% (1)	12/01/52		180,000	171,803

Kraft Heinz Foods Co.

4.38%	06/01/46		210,000	171,862

5.00%	06/04/42		303,000	275,440

6.38%	07/15/28		210,000	219,554

Pilgrim’s Pride Corp.

4.25% (1)	04/15/31		285,000	242,732

5.88% (1)	09/30/27		250,000	245,435

Post Holdings, Inc.

4.63% (1)	04/15/30		270,000	233,503

Simmons Foods, Inc./ Simmons Prepared Foods, Inc./ Simmons Pet Food, Inc./ Simmons Feed

4.63% (1)	03/01/29		300,000	247,371

				2,697,026

Issues	Maturity Date	Principal Amount	Value

Gas — 0.3%

Southern Co. Gas Capital Corp.

3.88%	11/15/25	$640,000	$618,052

Health Care-Products — 0.1%

DENTSPLY SIRONA, Inc.

3.25%	06/01/30	295,000	245,549

Health Care-Services — 2.2%

Cano Health LLC

6.25% (1)	10/01/28	160,000	97,600

Catalent Pharma Solutions, Inc.

3.50% (1)	04/01/30	450,000	355,889

Centene Corp.

2.45%	07/15/28	635,000	536,251

3.00%	10/15/30	248,000	203,857

4.25%	12/15/27	205,000	192,714

CommonSpirit Health

2.78%	10/01/30	135,000	111,154

Encompass Health Corp.

4.63%	04/01/31	285,000	245,855

HCA, Inc.

3.63% (1)	03/15/32	180,000	152,422

4.13%	06/15/29	208,000	190,326

4.63% (1)	03/15/52	105,000	82,316

5.25%	06/15/49	312,000	267,201

5.25%	06/15/26	250,000	247,405

5.38%	09/01/26	65,000	64,368

5.50%	06/15/47	340,000	306,143

5.63%	09/01/28	100,000	99,786

7.05%	12/01/27	235,000	246,106

Humana, Inc.

4.95%	10/01/44	125,000	113,508

ModivCare Escrow Issuer, Inc.

5.00% (1)	10/01/29	295,000	248,779

ModivCare, Inc.

5.88% (1)	11/15/25	130,000	122,280

Molina Healthcare, Inc.

3.88% (1)	11/15/30	520,000	444,600

3.88% (1)	05/15/32	175,000	145,700

Tenet Healthcare Corp.

4.25% (1)	06/01/29	275,000	238,740

4.88% (1)	01/01/26	260,000	248,053

6.13% (1)	10/01/28	260,000	233,789

			5,194,842

Housewares — 0.1%

Newell Brands, Inc.

5.75%	04/01/46	300,000	239,655

Insurance — 1.7%

Acrisure LLC / Acrisure Finance, Inc.

4.25% (1)	02/15/29	280,000	233,067

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2022

Issues	Maturity Date	Principal Amount	Value

Insurance (Continued)

6.00% (1)	08/01/29	$160,000	$128,600

Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer

6.75% (1)	10/15/27	250,000	225,790

Aon Corp. / Aon Global Holdings PLC

3.90%	02/28/52	270,000	209,558

AssuredPartners, Inc.

5.63% (1)	01/15/29	150,000	123,651

Athene Global Funding

1.61% (1)	06/29/26	285,000	246,374

1.99% (1)	08/19/28	425,000	344,161

3.21% (1)	03/08/27	135,000	120,522

Brown & Brown, Inc.

4.95%	03/17/52	200,000	163,638

Farmers Exchange Capital

7.05% (1)	07/15/28	500,000	514,026

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1)(5)	11/01/57	5,000	4,027

HUB International, Ltd.

7.00% (1)	05/01/26	125,000	122,881

Nationwide Mutual Insurance Co.

7.06% (3 mo. USD LIBOR + 2.290%) (1)(5)	12/15/24	1,000,000	997,650

Teachers Insurance & Annuity Association of America

4.38% (3 mo. USD LIBOR + 2.661%) (1)(5)	09/15/54	675,000	647,604

			4,081,549

Internet — 0.4%

Cogent Communications Group, Inc.

7.00% (1)	06/15/27	125,000	121,748

Gen Digital, Inc.

6.75% (1)	09/30/27	250,000	245,745

Netflix, Inc.

5.88%	02/15/25	485,000	491,484

Tencent Holdings, Ltd.

3.68% (1)	04/22/41	285,000	209,998

Total Internet

(Cost: $1,197,062)			1,068,975

Machinery-Diversified — 0.2%

OT Merger Corp.

7.88% (1)	10/15/29	575,000	297,488

Titan Acquisition, Ltd. / Titan Co-Borrower LLC

7.75% (1)	04/15/26	140,000	126,684

Total Machinery-diversified

(Cost: $671,972)			424,172

Media — 1.1%

Cable One, Inc.

4.00% (1)	11/15/30	415,000	329,406

Issues	Maturity Date	Principal Amount	Value

Media (Continued)

Charter Communications Operating LLC / Charter Communications Operating Capital

2.30%	02/01/32	$165,000	$121,955

4.80%	03/01/50	65,000	47,917

5.25%	04/01/53	355,000	275,507

5.38%	05/01/47	125,000	99,094

5.75%	04/01/48	360,000	297,878

CSC Holdings LLC

6.50% (1)	02/01/29	372,000	304,897

7.50% (1)	04/01/28	150,000	102,330

Diamond Sports Group LLC / Diamond Sports Finance Co.

5.38% (1)	08/15/26	522,000	61,988

DirecTV Financing LLC / DirecTV Financing Co-Obligor Inc.

5.88% (1)	08/15/27	225,000	202,079

Gray Escrow II, Inc.

5.38% (1)	11/15/31	140,000	101,522

Scripps Escrow, Inc.

5.88% (1)	07/15/27	265,000	238,500

Time Warner Cable LLC

5.50%	09/01/41	120,000	100,035

VZ Secured Financing BV

5.00% (1)	01/15/32	300,000	245,526

			2,528,634

Metal Fabricate & Hardware — 0.1%

Advanced Drainage Systems, Inc.

6.38% (1)	06/15/30	125,000	121,626

Miscellaneous Manufacturers — 0.8%

General Electric Co.

5.09% (3 mo. USD LIBOR + 0.480%) (5)	08/15/36	2,400,000	1,984,204

Oil & Gas — 0.6%

KazMunayGas National Co. JSC

3.50% (8)	04/14/33	200,000	149,356

Occidental Petroleum Corp.

0.00% (12)	10/10/36	513,000	262,394

Petroleos Mexicanos

6.35%	02/12/48	34,000	20,919

6.75%	09/21/47	75,000	48,021

6.95%	01/28/60	130,000	82,664

7.69%	01/23/50	486,000	337,373

Sunoco LP / Sunoco Finance Corp.

4.50%	05/15/29	283,000	248,955

4.50%	04/30/30	86,000	74,769

Transocean Poseidon, Ltd.

6.88% (1)	02/01/27	274,750	267,799

			1,492,250

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Oil & Gas Services — 0.3%

Archrock Partners LP / Archrock Partners Finance Corp.

6.25% (1)	04/01/28	$415,000	$381,800

Transocean Proteus, Ltd.

6.25% (1)	12/01/24	78,000	76,957

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	04/01/26	162,000	155,665

			614,422

Packaging & Containers — 0.8%

Amcor Finance USA, Inc.

3.63%	04/28/26	400,000	379,520

Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.

5.25% (1)	08/15/27	300,000	226,602

5.25% (1)	08/15/27	50,000	37,466

Ball Corp.

4.00%	11/15/23	90,000	88,538

6.88%	03/15/28	240,000	246,682

Berry Global, Inc.

1.57%	01/15/26	335,000	299,339

1.65%	01/15/27	140,000	119,928

4.88% (1)	07/15/26	85,000	82,029

Graphic Packaging International LLC

4.75% (1)	07/15/27	130,000	123,013

Trivium Packaging Finance BV (Netherlands)

5.50% (1)	08/15/26	250,000	229,771

			1,832,888

Pharmaceuticals — 1.2%

180 Medical, Inc.

3.88% (1)	10/15/29	275,000	237,793

Bayer US Finance II LLC

4.63% (1)	06/25/38	515,000	450,532

4.88% (1)	06/25/48	285,000	247,142

CVS Health Corp.

5.05%	03/25/48	685,000	618,980

Embecta Corp.

5.00% (1)	02/15/30	400,000	336,640

Option Care Health, Inc.

4.38% (1)	10/31/29	275,000	242,330

Organon & Co. / Organon Foreign Debt Co-Issuer BV

5.13% (1)	04/30/31	275,000	239,068

Prestige Brands, Inc.

3.75% (1)	04/01/31	445,000	367,546

			2,740,031

Pipelines — 1.4%

Energy Transfer LP

5.15%	03/15/45	325,000	272,003

5.40%	10/01/47	831,000	708,203

6.63% (3 mo. USD LIBOR + 4.155%) (5)(11)	12/31/99	634,000	473,123

Issues	Maturity Date	Principal Amount		Value

Pipelines (Continued)

Global Partners LP / GLP Finance Corp.

6.88%	01/15/29		$275,000	$252,277

NGL Energy Operating LLC / NGL Energy Finance Corp.

7.50% (1)	02/01/26		145,000	129,270

Plains All American Pipeline LP / PAA Finance Corp.

3.80%	09/15/30		500,000	435,716

Rockies Express Pipeline LLC

4.80% (1)	05/15/30		125,000	110,781

4.95% (1)	07/15/29		425,000	388,233

TransMontaigne Partners LP / TLP Finance Corp.

6.13%	02/15/26		265,000	229,225

Venture Global Calcasieu Pass LLC

3.88% (1)	08/15/29		425,000	372,619

				3,371,450

Real Estate — 0.1%

China Aoyuan Group Ltd

6.35% (4)(8)(13)	02/08/24		400,000	33,800

Sunac China Holdings Ltd.

6.50% (4)(8)(13)	01/10/25		200,000	43,480

Vonovia SE

1.50% (8)	06/14/41		100,000	59,262

Zhenro Properties Group Ltd.

6.63% (4)(8)(13)	01/07/26		200,000	11,200

Total Real Estate

(Cost: $443,087)				147,742

REIT — 2.1%

American Assets Trust LP

3.38%	02/01/31		275,000	218,311

CapitaLand Ascendas

0.75% (8)	06/23/28	EUR	115,000	96,340

CubeSmart LP

2.50%	02/15/32		$210,000	161,011

Digital Intrepid Holding BV

0.63% (8)	07/15/31	EUR	165,000	120,762

Extra Space Storage LP

2.55%	06/01/31		$320,000	250,669

GLP Capital LP / GLP Financing II, Inc.

5.30%	01/15/29		210,000	200,483

5.38%	04/15/26		621,000	610,255

5.75%	06/01/28		345,000	339,825

Healthcare Realty Holdings LP

2.00%	03/15/31		170,000	129,087

2.05%	03/15/31		22,000	16,131

2.40%	03/15/30		205,000	160,457

3.10%	02/15/30		245,000	206,184

Hudson Pacific Properties LP

3.95%	11/01/27		275,000	234,383

5.95%	02/15/28		55,000	51,405

Invitation Homes Operating Partnership LP

2.00%	08/15/31		210,000	155,184

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2022

Issues	Maturity Date	Principal Amount		Value

REIT (Continued)

2.70%	01/15/34		$135,000	$98,765

Iron Mountain Information Management Services, Inc.

5.00% (1)	07/15/32		420,000	349,650

LXP Industrial Trust

2.70%	09/15/30		275,000	219,728

Piedmont Operating Partnership LP

3.40%	06/01/23		425,000	421,000

Prologis Euro Finance LLC

0.63%	09/10/31	EUR	165,000	129,564

VICI Properties LP

5.13%	05/15/32		$265,000	246,015

5.63%	05/15/52		134,000	118,656

VICI Properties LP / VICI Note Co., Inc.

3.75% (1)	02/15/27		25,000	22,766

3.88% (1)	02/15/29		150,000	131,682

4.50% (1)	09/01/26		80,000	76,378

4.50% (1)	01/15/28		40,000	36,927

4.63% (1)	06/15/25		20,000	19,190

5.75% (1)	02/01/27		95,000	92,808

				4,913,616

Retail — 0.6%

Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC

5.13% (1)	04/15/29		285,000	242,250

Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.

6.75% (1)	01/15/30		450,000	364,657

FirstCash, Inc.

5.63% (1)	01/01/30		280,000	250,746

Michaels Cos, Inc. (The)

7.88% (1)	05/01/29		590,000	395,269

Papa John’s International, Inc.

3.88% (1)	09/15/29		285,000	238,662

				1,491,584

Savings & Loans — 0.4%

Nationwide Building Society (United Kingdom)

2.97% (SOFR + 1.290%) (1)(5)	02/16/28		250,000	220,435

3.77% (3 mo. USD LIBOR + 1.064%) (1)(5)	03/08/24		520,000	517,187

4.36% (3 mo. USD LIBOR + 1.392%) (1)(5)	08/01/24		150,000	148,072

Total Savings & Loans

(Cost: $939,404)				885,694

Semiconductors — 0.1%

Broadcom, Inc.

2.60% (1)	02/15/33		161,000	120,914

Software — 0.3%

Open Text Corp.

6.90% (1)	12/01/27		120,000	121,200

Issues	Maturity Date	Principal Amount		Value

Software (Continued)

Oracle Corp.

2.88%	03/25/31		$60,000	$49,817

3.80%	11/15/37		80,000	63,005

3.95%	03/25/51		545,000	393,168

6.90%	11/09/52		120,000	129,971

				757,161

Telecommunications — 2.7%

AT&T, Inc.

4.75%	05/15/46		530,000	450,534

4.85%	03/01/39		348,000	311,954

5.25%	03/01/37		705,000	681,361

Frontier Communications Holdings LLC

5.00% (1)	05/01/28		350,000	306,065

Global Switch Finance BV

1.38% (8)	10/07/30	EUR	315,000	285,445

Intelsat Jackson Holding S. A. (Escrow)

8.50% (1)(4)	10/15/24		535,000	—

9.75% (1)(4)	07/15/25		621,000	—

Intelsat Jackson Holdings S. A.

6.50% (1)(2)	03/15/30		397,000	356,776

Level 3 Financing, Inc.

3.40% (1)	03/01/27		30,000	25,455

3.88% (1)	11/15/29		400,000	316,374

4.63% (1)	09/15/27		176,000	146,828

Qwest Corp.

7.25%	09/15/25		250,000	251,250

SES GLOBAL Americas Holdings, Inc.

5.30% (1)	03/25/44		675,000	519,365

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

4.74% (1)	09/20/29		981,563	970,458

T-Mobile USA, Inc.

2.25%	02/15/26		75,000	68,351

2.55%	02/15/31		140,000	114,708

2.63%	04/15/26		489,000	448,281

3.88%	04/15/30		235,000	213,418

4.75%	02/01/28		186,000	181,447

Vmed O2 UK Financing I PLC

4.25% (1)	01/31/31		260,000	211,060

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49		529,000	444,552

				6,303,682

Total Corporate Bonds

(Cost: $92,672,740)				82,429,899

MUNICIPAL BONDS — 0.7%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32		705,000	656,129

Metropolitan Transportation Authority, Revenue Bonds

5.18%	11/15/49		55,000	49,093

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (Continued)

New York State Dormitory Authority, Revenue Bond

5.29%	03/15/33	$1,000,000	$1,010,922

Total Municipal Bonds

(Cost: $1,943,650)			1,716,144

FOREIGN GOVERNMENT BONDS — 0.8%

Brazilian Government International Bond

3.88%	06/12/30	200,000	173,960

Colombia Government International Bond

3.00%	01/30/30	50,000	38,350

8.00%	04/20/33	200,000	201,000

Dominican Republic International Bond

4.50% (1)	01/30/30	200,000	170,940

Egypt Government International Bond

5.25% (8)	10/06/25	200,000	180,000

Guatemala Government Bond

3.70% (8)	10/07/33	242,000	200,231

Hungary Government International Bond

2.13% (1)	09/22/31	200,000	148,009

Oman Government International Bond

5.63% (8)	01/17/28	200,000	197,860

Panama Government International Bond

2.25%	09/29/32	200,000	148,851

South Africa Government Bond

4.88%	04/14/26	350,000	339,430

Total Foreign Government Bonds

(Cost: $1,915,944)			1,798,631

Total Fixed Income Securities

(Cost: $297,269,331)			261,644,532

Security		Shares

COMMON STOCK — 6.8%

Agriculture — 0.5%

Altria Group, Inc.		12,670	579,146

British American Tobacco PLC (SP ADR) (United Kingdom)		15,706	627,926

Total Agriculture

(Cost: $1,140,228)			1,207,072

Banks — 1.3%

Bank of America Corp.		28,443	942,032

Comerica, Inc.		2,317	154,892

JPMorgan Chase & Co.		9,423	1,263,624

Wells Fargo & Co.		19,525	806,187

			3,166,735

Oil & Gas — 1.1%

Shell PLC (ADR) (United Kingdom)		12,146	691,715

Sunoco LP		26,257	1,131,677

TotalEnergies SE (SP ADR) (France)		11,488	713,175

			2,536,567

Security		Shares	Value

Oil & Gas Services — 0.7%

USA Compression Partners LP		79,823	$1,558,943

Pipelines — 0.9%

Energy Transfer LP		103,400	1,227,358

Enterprise Products Partners LP		38,393	926,039

Total Pipelines

(Cost: $1,614,723)			2,153,397

REIT — 1.5%

AGNC Investment Corp.		144,641	1,497,034

Annaly Capital Management, Inc.		41,441	873,576

Gaming and Leisure Properties, Inc.		7,500	390,675

Redwood Trust, Inc.		61,963	418,870

Rithm Capital Corp.		55,339	452,120

			3,632,275

Telecommunications — 0.8%

AT&T, Inc.		54,617	1,005,499

Intelsat S.A. (4)(14)		11,069	267,870

Verizon Communications, Inc.		15,224	599,826

			1,873,195

Total Common Stock

(Cost: $15,235,856)			16,128,184

RIGHTS — 0.0%

Telecommunications — 0.0%

Intelsat S.A. (4)(14)		1,158	—

Intelsat S.A. (4)(14)		1,158	—

Total Rights

(Cost: $—)			—

MONEY MARKET INVESTMENTS — 0.8%

State Street Institutional US Government Money Market Fund, 4.12% (15)		1,819,425	1,819,425

Total Money Market Investments

(Cost: $1,819,425)			1,819,425

Issues	Maturity Date	Principal Amount

SHORT TERM INVESTMENTS — 3.4%

U.S. TREASURY SECURITIES — 3.4%

U.S. Treasury Bills

4.61% (16)	06/01/23	$8,265,000	8,111,490

Total U.S. Treasury Securities

(Cost: $7,814,095)			8,111,490

Total Short Term Investments

(Cost: $7,814,095)			8,111,490

Total Investments (122.0%)

(Cost: $322,138,707)			287,703,631

Liabilities In Excess Of Other Assets (-22.0%)			(51,859,010)

Net Assets (100.0%)			$235,844,621

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2022

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
309	5-Year U.S Treasury Note Futures	03/31/23	$33,370,825	$33,350,273	$(20,552)
161	2-Year U.S Treasury Note Futures	03/31/23	32,978,152	33,017,578	39,426

			$66,348,977	$66,367,851	$18,874

Short Futures
308	10-Year U.S. Treasury Note Futures	03/22/23	$(36,568,745)	$(36,430,625)	$138,120
4	Euro-Bund Future	03/8/23	(601,239)	(567,478)	33,761
86	U.S. Ultra Long Bond Futures	03/22/23	(11,585,302)	(11,550,875)	34,427

			$(48,755,286)	$(48,548,978)	$206,308

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (17)
Bank of America, N.A.	EUR	39,000	01/13/23	$37,968	$41,649	$3,681

				$37,968	$41,649	$3,681

SELL (18)
Goldman Sachs & Co.	EUR	118,000	01/13/23	$118,841	$126,015	$(7,174)
Bank of America, N.A.	EUR	809,000	01/13/23	803,346	863,947	(60,601)
Citibank N.A.	EUR	1,281,000	01/13/23	1,349,751	1,368,005	(18,254)

				$2,271,938	$2,357,967	$(86,029)

Centrally Cleared — Interest Rate Swap Agreements
Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$3,190,000 (19)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.073%	$(189,102)	$—	$(189,102)
4,725,000 (19)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.034%	(283,497)	—	(283,497)
6,380,000 (19)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.026%	(383,739)	—	(383,739)
7,515,000 (19)	09/28/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.390%	(375,915)	—	(375,915)
265,000 (19)	07/24/53	Semi-Annual	1.808%	Quarterly	3-Month USD LIBOR	77,423	—	77,423
400,000 (19)	07/24/53	Semi-Annual	1.785%	Quarterly	3-Month USD LIBOR	118,522	—	118,522
530,000 (19)	07/24/53	Semi-Annual	1.773%	Quarterly	3-Month USD LIBOR	158,261	—	158,261
640,000 (19)	09/28/53	Semi-Annual	1.870%	Quarterly	3-Month USD LIBOR	176,037	—	176,037

						$(702,010)	$—	$(702,010)

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Schedule of Investments (Continued)

Written Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Equity Options
Call
Bank Of America Corp.	$37.00	6/16/23	(284)	$(940,608)	$(36,352)	$(35,068)	$(1,284)
Comerica, Inc.	90.00	1/20/23	(23)	(153,755)	(92)	(9,119)	9,027
Gaming and Leisure Properties, Inc.	55.00	1/20/23	(75)	(390,675)	(1,500)	(10,985)	9,485
JPMorgan Chase & Co.	145.00	4/21/23	(94)	(1,260,540)	(35,720)	(40,088)	4,368
Shell PLC	65.00	1/20/23	(120)	(683,400)	(360)	(8,816)	8,456
TotalEnergies SE	65.00	1/20/23	(114)	(707,712)	(6,555)	(8,376)	1,821

					$(80,579)	$(112,452)	$31,873

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2022, the value of these securities amounted to $109,300,848 or 46.3% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

(2)	Restricted security (Note 9).
(3)
This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2022.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(7)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(8)
Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At December 31, 2022, the value of these securities amounted to $2,877,492 or 1.2% of net assets.

(9)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(10)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of December 31, 2022.
(11)	Perpetual maturity.
(12)	Security is not accruing interest.
(13)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(14)	Non-income producing security.
(15)	Rate disclosed is the 7-day net yield as of December 31, 2022.
(16)	Rate shown represents yield-to-maturity.
(17)	Fund buys foreign currency, sells U.S. Dollar.
(18)	Fund sells foreign currency, buys U.S. Dollar.
(19)	This instrument has a forward starting effective date. See Note 3, Portfolio Investments in the Notes to Financial Statements for further information.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector	December 31, 2022

Sector	Percentage of Net Assets
Corporate Bonds	35.0%
Residential Mortgage-Backed Securities — Non-Agency	28.9
Residential Mortgage-Backed Securities — Agency	20.4
Asset-Backed Securities	17.9
Common Stock	6.8
Commercial Mortgage-Backed Securities — Non-Agency	6.0
U.S. Treasury Securities	3.4
Commercial Mortgage-Backed Securities — Agency	1.3
Money Market Investments	0.8
Foreign Government Bonds	0.8
Municipal Bonds	0.7
Rights	0.0 *
Other**	(22.0)

Total	100.0%

*	Value rounds to less than 0.1% of net assets.
**	Includes cash, futures, written options, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary	December 31, 2022

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$41,401,180	$724,120	$42,125,300
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	3,186,499	—	3,186,499
Commercial Mortgage-Backed Securities — Non-Agency	—	14,096,636	—	14,096,636
Residential Mortgage-Backed Securities — Agency	—	48,041,143	—	48,041,143
Residential Mortgage-Backed Securities — Non-Agency	—	65,346,894	2,903,386	68,250,280

Total Mortgage-Backed Securities	—	130,671,172	2,903,386	133,574,558

Corporate Bonds*	—	82,341,419	88,480	82,429,899
Municipal Bonds	—	1,716,144	—	1,716,144
Foreign Government Bonds	—	1,798,631	—	1,798,631

Total Fixed Income Securities	—	257,928,546	3,715,986	261,644,532

Common Stock*	15,860,314	—	267,870	16,128,184
Rights*	—	—	—	—
Money Market Investments	1,819,425	—	—	1,819,425
Short Term Investments	8,111,490	—	—	8,111,490

Total Investments	$25,791,229	$257,928,546	$3,983,856	$287,703,631

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	3,681	—	3,681
Futures Contracts
Interest Rate Risk	245,734	—	—	245,734
Swap Agreements
Interest Rate Risk	—	530,243	—	530,243

Total	$26,036,963	$258,462,470	$3,983,856	$288,483,289

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(20,552)	$—	$—	$(20,552)
Forward Currency Contracts
Foreign Currency Risk	—	(86,029)	—	(86,029)
Swap Agreements
Interest Rate Risk	—	(1,232,253)	—	(1,232,253)
Written Options
Equity Risk	(80,579)	—	—	(80,579)

Total	$(101,131)	$(1,318,282)	$—	$(1,419,413)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement Of Assets And Liabilities	December 31, 2022

ASSETS:
Investments, at Value (Cost: $322,138,707)	$287,703,631
Cash	157,899
Receivable for Securities Sold	3,068,803
Interest and Dividends Receivable	2,081,953
Cash Collateral Held for Broker	1,694,080
Prepaid Expenses	27,632
Receivable for Variation Margin on Open Futures Contracts to Broker	15,121
Foreign Tax Reclaims Receivable	5,304
Unrealized Appreciation on Forward Foreign Currency Contracts	3,681

Total Assets	294,758,104

LIABILITIES:
Payables for Securities Purchased	50,814,474
Distributions Payable	7,325,508
Accrued Other Expenses	348,307
Accrued Investment Advisory Fees	124,866
Interest Expense Payable	103,916
Unrealized depreciation on Forward Foreign Currency Contracts	86,029
Written Options, at Value (Premium Received $112,452)	80,579
Accrued Directors’ Fees and Expenses	19,050
Payable for Variation Margin on Centrally Cleared Interest Rate Swap Agreements	10,754

Total Liabilities	58,913,483

NET ASSETS	$235,844,621

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,785,440 shares issued and outstanding)	$477,854
Paid-in Capital	269,520,224
Accumulated Earnings (Loss)	(34,153,457)

NET ASSETS	$235,844,621

NET ASSET VALUE PER SHARE	$4.94

MARKET PRICE PER SHARE	$4.62

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement Of Operations	Year Ended December 31, 2022

INVESTMENT INCOME:
Income
Interest (net of foreign withholding taxes of $ 53)	$13,683,107
Dividends (net of foreign withholding taxes of $ 8,660)	1,279,862

Total Investment Income	14,962,969

Expenses
Investment Advisory Fees	1,514,133
Audit and Tax Service Fees	232,830
Interest Expense	171,102
Legal Fees	134,937
Directors’ Fees and Expenses	123,200
Custodian Fees	59,413
Printing and Distribution Costs	58,125
Proxy Expense	56,511
Transfer Agent Fees	54,427
Insurance Expense	50,381
Listing Fees	48,942
Administration Fees	37,737
Accounting Fees	20,952
Miscellaneous Expense	5,121

Total Expenses	2,567,811

Net Investment Income	12,395,158

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP AGREEMENTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	(4,905,034)
Foreign Currency	(705)
Foreign Currency Forward Contracts	83,320
Futures Contracts	8,373,246
Written Options	(310,450)
Swap Agreements	11,914
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(36,183,697)
Foreign Currency	529
Foreign Currency Forward Contracts	(109,661)
Futures Contracts	574,960
Written Options	79,556
Swap Agreements	(498,767)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	(32,884,789)

DECREASE IN NET ASSETS FROM OPERATIONS	$(20,489,631)

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Statements Of Changes In Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
OPERATIONS:
Net Investment Income	$12,395,158	$15,231,744
Net Realized Gain on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	3,252,291	6,702,266
Change in Unrealized Depreciation on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	(36,137,080)	(11,909,559)

Increase (Decrease) in Net Assets Resulting from Operations	(20,489,631)	10,024,451

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(15,449,037)	(17,518,903)

Shares Issued in Reinvestment of Dividends (37,001 for the year ended December 31, 2022 and 0 for the year ended December 31, 2021)	210,539	—

Total Decrease in Net Assets	(35,728,129)	(7,494,452)

NET ASSETS:
Beginning of year	271,572,750	279,067,202

End of year	$235,844,621	$271,572,750

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements

Note 1 — Organization
TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end
investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.
Note 2 — Significant Accounting Policies
The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services—Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.
Principles of Accounting:
The Fund uses the accrual method of accounting for financial reporting purposes.
Security Valuations:
Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. All other securities for which over-the-counter
(“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.
Pursuant to Rule
2a-5
under the 1940 Act, the Board of Directors of the Fund (the “Board” or the “Board of Directors”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable

TCW Strategic Income Fund, Inc.
December 31, 2022

Note 2 — Significant Accounting Policies (Continued)

inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.
In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
Fair Value Measurements:
Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)
.    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.
Corporate bonds
.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Equity securities
.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public
entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.
Foreign currency contracts
.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.
Futures contracts
.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.
Government and agency securities
.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.
Interest rate swaps.
Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Money market funds.
Money market funds are
open-end
mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.
Municipal bonds.
Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted
lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Options contracts.
Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money,
at
the-money,
and
out-of-money
contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.
Restricted securities.
Restricted securities, including illiquid Rule 144A securities, issued by non-public
entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

TCW Strategic Income Fund, Inc.

December 31, 2022

Note 2 — Significant Accounting Policies (Continued)

Short-term investments.
Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.
The summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments is listed after the Investments by Sector table.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Common Stock	Corporate Bonds	Residential Mortgage-Backed Securities — Non- Agency
Balance as of December 31, 2021	$—	$—	$79,000	$5,110,040
Accrued Discounts (Premiums)	—	—	(14,630)	(483,030)
Realized Gain (Loss)	—	(53)	—	(32,998)
Change in Unrealized Appreciation (Depreciation)	(10,880)	(658,706)	(232,604)	(1,626,158)
Purchases	735,000	926,629	—	6,612
Sales	—	—	—	(71,080)
Transfers in to Level 3 (1)	—	—	256,714 (1)	—
Transfers out of Level 3 (1)	—	—	—	—

Balance as of December 31, 2022	$724,120	$267,870	$88,480	$2,903,386

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2022	$(10,880)	$(658,706)	$(232,604)	$(1,632,304)

(1) Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Significant unobservable valuation inputs for Level 3 investments as of December 31, 2022 are as follows:

Description	Fair Value at December 31, 2022	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Impact to Valuation If Input Increases
Asset-Backed Securities	$724,120	Fair Valuation	Broker Quote	$21,499.999	$21,499.999	Increase
Common Stock	$267,870	Third-party Vendor	Vendor Prices	$ 24.200	$ 24.200	Increase
Corporate Bonds	$88,480	Third-party Vendor	Vendor Prices	$5.600 to $21.740	$11.060	Increase
Residential Mortgage-Backed Securities —Non-Agency	$2,903,386	Third-party Vendor	Vendor Prices	$0.001 to $17.631	$3.281	Increase
Rights	$0	Fair Valuation	Contingent Payment	$0	$0	Increase
Security Transactions and Related Investment Income:
Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend
date. Interest income is recognized on an accrual basis. REIT dividends are recorded as income for accounting purposes. Any portion that is return of capital will be reflected as a tax adjustment upon receiving annual tax documentation from the REIT. Realized gains and losses on investments are recorded on the basis of specific identification.
Use of Estimates:
The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Foreign Currency Translation:
The books and records of the Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.
Distributions:
    Distributions to shareholders are recorded on each
ex-dividend
date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in
capital and may affect net investment income per share.
Derivative Instruments:
Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

December 31, 2022

Note 2 — Significant Accounting Policies (Continued)

For the year ended December 31, 2022, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Swaps Agreements (1)	$—	$—	$530,243	$530,243
Futures Contracts (2)	—	—	245,734	245,734
Forward Contracts	—	3,681	—	3,681

Total Value	$—	$3,681	$775,977	$779,658

Liability Derivatives
Forward Contracts	$—	$(86,029)	$—	$(86,029)
Written Options	(80,579)	—	—	(80,579)
Swaps Agreements (1)	—	—	(1,232,253)	(1,232,253)
Futures Contracts (2)	—	—	(20,552)	(20,552)

Total Value	$(80,579)	$(86,029)	$(1,252,805)	$(1,419,413)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$83,320	$—	$83,320
Futures Contracts	—	—	8,373,246	8,373,246
Investments (3)	—	(2,618)	(98,593)	(101,211)
Written Options	233,450	(25,068)	(518,832)	(310,450)
Swap Agreements	—	—	11,914	11,914

Net Realized Gain (Loss)	$233,450	$55,634	$7,767,735	$8,056,819

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$(109,661)	$—	$(109,661)
Futures Contracts	—	—	574,960	574,960
Investments (4)	—	—	30,354	30,354
Written Options	92,467	—	(12,911)	79,556
Swap Agreements	—	—	(498,767)	(498,767)

Total Net Change in Appreciation (Depreciation)	$92,467	$(109,661)	$93,636	$76,442

Number of Contracts or Notional Amounts (5)
Forward Contracts	$—	$1,407,932	$—	$1,407,932
Futures Contracts	—	—	736	736
Purchased Options	—	83	124	207
Written Options	652	165	286	1,103
Swap Agreements	$—	$—	$27,680,000	$27,680,000

(1)
Includes cumulative appreciation (depreciation) of swap agreements as reported in the Schedule of Investments. Only variation margin on December 31, 2022 is reported within the Statement of Assets and Liabilities.

(2)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on December 31, 2022 is reported within the Statement of Assets and Liabilities.

(3)	Represents realized gain (loss) for purchased options.
(4)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(5)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended December 31, 2022.
Counterparty Credit Risk:
Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.
Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities.
Non-cash
collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”)
No. 2011-11,
Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

TCW Strategic Income Fund, Inc.

December 31, 2022

Note 2 — Significant Accounting Policies (Continued)

Master Agreements and Netting Arrangements
. The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party
collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.
The following table presents the Fund’s OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Fund as of December 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America, N.A.	3,681	(60,601)	$(56,920)	$—	$(56,920)
Citibank N.A.	—	(18,254)	(18,254)	18,254 (2)	—
Goldman Sachs & Co	—	(7,174)	(7,174)	—	(7,174)

Total	$3,681	$(86,029)	$(82,348)	$18,254	$(64,094)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments
Mortgage-Backed and Other Asset-Backed Securities:
The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at December 31, 2022 are listed in the Fund’s Schedule of Investments.
Repurchase Agreements:
    The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at December 31, 2022.
When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:
The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s

TCW Strategic Income Fund, Inc.

December 31, 2022

Note 3 — Portfolio Investments (Continued)

existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.
Securities Lending:
The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2022.
Derivatives:
Forward Foreign Currency Contracts:
The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market
daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at December 31, 2022 are disclosed in the Schedule of Investments.
Futures Contracts:
The Fund may enter into futures contracts.
The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile,

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.
When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2022, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2022 are listed in the Fund’s Schedule of Investments.
Options:
    The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.
Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

TCW Strategic Income Fund, Inc.

December 31, 2022

Note 3 — Portfolio Investments (Continued)

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended December 31, 2022, the Fund entered into written option contracts to gain exposure to the equity market.
Swap Agreements:
    The Fund may enter into swap agreements. Swap agreements are typically two-party
contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called
market access transactions).
Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.
The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.
Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable
or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.
During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market
to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.
During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2022, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at December 31, 2022 are disclosed in the Schedule of Investments.
Note 4 — Investment Objective, Investment Strategy, and Risk Considerations
Investment objective:

The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.
Investment strategy:
    The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities,
non-U.S.
developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid-
and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in

TCW Strategic Income Fund, Inc.

December 31, 2022

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the 1940 Act.
Market Risk:
The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.
Liquidity Risk:
The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.
Interest Rate Risk:
The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.
Mortgage-Backed and Other Asset-Backed Securities Risk:
The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Derivatives Risk:
Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective through the use of the derivatives.
Credit Risk:
The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.
MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming
loans,
Alt-A
loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity — a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.
Counterparty Risk:
The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.
LIBOR Risk:
    The London Interbank Offered Rate (“LIBOR”) has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage related securities, interest rate swaps and other derivatives. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and it is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The Fed is now publishing the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have begun publication. Markets are slowly developing in response to these new rates. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, and there may be a reduction in the value of certain instruments held by the Fund.
Public Health Emergencies Risk and Impact of the Coronavirus
(COVID-19):
Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty, distress and government spending and disruption to consumer demand, economic output and supply chains as a result of conditions associated with the COVID-19 pandemic. To the extent that these conditions continue, the risks associated with an investment in the Fund could be heightened. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time and may adversely affect the performance of the Fund. The ultimate impact of
COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time.

TCW Strategic Income Fund, Inc.

December 31, 2022

Note 5 — Federal Income Taxes
It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.
The following table shows character of distributed and undistributed amounts on a tax basis.

	Amount Distributed During the Year		Undistributed Amount at Year End
	Year Ended December 31, 2022	Year Ended December 31, 2021	December 31, 2022	December 31, 2021
Ordinary Income	$11,490,762	$13,914,618	$—	$27,312
Capital Gain	3,958,275	3,604,285	—	—

	$15,449,037	$17,518,903	$—	$27,312

At December 31, 2022, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$9,275,708
Unrealized (depreciation)	(42,978,734)

Net unrealized depreciation	$(33,703,026)

Cost of Investments for Federal Income Tax Purposes	$321,406,657

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2022:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$(221,547)
Accumulated Net Realized Loss on Investments	$221,547
Paid in Capital	$—
The Fund did not have any unrecognized tax benefits at December 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.
Note 6 — Investment Advisory and Service Fees
As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.
Note 7 — Purchases and Sales of Securities
For the year ended December 31, 2022 purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $103,403,601 and $86,630,506, respectively, for
non-U.S.
Government securities, and aggregated to $361,189,096 and $336,368,305, respectively, for U.S. Government securities.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 8 — Directors’ Fees
Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $123,200 from the Fund for the year ended December 31, 2022. Directors may elect to defer receipt of their fees in accordance with the terms of a
Non-Qualified
Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.
Note 9 — Restricted Securities
The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at December 31, 2022 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust (12-1A-R), 0.00%, due 12/27/2044	11/1/2022	$735,000	724,120	0.31%
Intelsat Jackson Holdings, 6.50%, due 3/15/2030	1/27/2022	$387,952	$356,776	0.15%

		$1,122,952	$1,080,896	0.46%

Note 10 — Loan Outstanding
The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon (the “Bank”) which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. The average daily loan balance during the year ended December 31, 2022, at such time as loans were outstanding, amounted to $5,409,091 and the weighted average interest rate was 3.97%. Interest expense on the line of credit was $90,567 for the year ended December 31, 2022. The maximum outstanding loan balance during the year ended December 31, 2022 was $5,500,000. The Fund did not have any outstanding loan balance as of December 31, 2022. The Fund pays the Bank a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. The commitment fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.
Note 11 — Indemnifications
Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and
By-Laws,
the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve

TCW Strategic Income Fund, Inc.

December 31, 2022

Note 11 — Indemnifications (Continued)

future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.
Note 12 — New Accounting Pronouncement
In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update
No. 2021-01
(“ASU
2021-01”),
“Reference Rate Reform (Topic 848)”. ASU
2021-01
is an update of ASU
2020-04,
which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU
2020-04
provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU
2020-04
is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU
2021-01
update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are in effect for the Fund. There have been no impacts to date.
In June 2022, the FASB issued ASU
No. 2022-03,
“Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU
2022-03”).
ASU
2022-03
(1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) require specific disclosures related to such an equity security. ASU
2022-03
is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU
2022-03
on our financial statements.

TCW Strategic Income Fund, Inc.

Financial Highlights	December 31, 2022

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value Per Share, Beginning of year	$5.69	$5.85	$5.73	$5.65	$5.91

Income from Operations:
Net Investment Income (1)	0.26	0.32	0.29	0.33	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.69)	(0.11)	0.11	0.14	(0.19)

Total from Investment Operations	(0.43)	0.21	0.40	0.47	0.11

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.25)	(0.28)	(0.35)	(0.34)
Distributions from Net Realized Gains	(0.08)	(0.12)	—	(0.04)	(0.03)

Total Distributions	(0.32)	(0.37)	(0.28)	(0.39)	(0.37)

Net Asset Value Per Share, End of year	$4.94	$5.69	$5.85	$5.73	$5.65

Market Value Per Share, End of year	$4.62	$5.77	$5.69	$5.77	$5.27

Net Asset Value Total Return (2)	(7.51)%	3.55%	7.25%	8.37%	1.86%
Market Price Return (3)	(14.34)%	8.03%	3.75%	17.14%	(3.88)%
Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$235,845	$271,573	$279,067	$273,293	$269,594

Ratio of Expenses Before Interest Expense to Average Net Assets	0.95%	0.93%	0.93%	0.85%	0.81%

Ratio of Interest Expense to Average Net Assets	0.07%	0.02%	0.04%	0.02%	0.02%

Ratio of Total Expenses to Average Net Assets	1.02%	0.95%	0.97%	0.87%	0.83%

Ratio of Net Investment Income to Average Net Assets	4.90%	5.38%	5.07%	5.62%	5.13%

Portfolio Turnover Rate	155.62%	178.02%	72.59%	34.64%	31.16%

Asset Coverage Ratio Per Share (4)	—	—	—	—	—

Total Debt Outstanding	—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(3)	Based on market price per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(4)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
TCW Strategic Income Fund, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
February 21, 2023
We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

Privacy Policy
The TCW Group, Inc. and Subsidiaries
TCW Investment Management Company LLC
TCW Asset Management Company LLC
Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC
Effective May 2021

WHAT YOU SHOULD KNOW
At TCW, we recognize the importance of keeping information about you secure and confidential.
We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.
We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.
We are providing this notice to you to comply with the requirements of Regulation
S-P,
“Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY
We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.
In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT
We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾
Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾
Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾
Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES
We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.
We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.
We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out
provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾
We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾
We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS
We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS
Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS
Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS	SEPULVEDA MANAGEMENT LLC TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC
Attention: Privacy Officer | 865 South Figueroa Street, Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

TCW Strategic Income Fund, Inc.
Renewal of Investment Advisory and Management Agreement (Unaudited)

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Directors of the Fund (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Fund as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.
At an
in-person
meeting on September 12, 2022, the Board approved the renewal of the Agreement for an additional one-year
term from February 6, 2023 through February 5, 2024. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by videoconference in a working session on August 24, 2022 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 12, 2022 they also met separately with their independent legal counsel to discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.
1.    Information received
Materials reviewed
— During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on the Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Fund. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding the Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Fund and to other advisory and sub-advisory
clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of the Fund to those of appropriate peer groups of funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.
Review process —
The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the

TCW Strategic Income Fund, Inc.

Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to the Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.
2.    Nature, extent, and quality of services provided by the Advisor
The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the continuity in management of client assets; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that have been experienced over the past several years. The Board and the Independent Directors considered the Advisor’s continued commitment and ability to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements, including business continuity and cyber security, as well as budgeting for certain future initiatives. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., as the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Fund to support its operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised
clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Fund. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Fund’s various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.
The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Fund and its shareholders.
3.    Investment results
The Board and the Independent Directors considered the investment results of the Fund in light of its investment objective and principal investment strategies. They compared the Fund’s total returns with the total returns of other funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2022. The Board and the Independent Directors reviewed information as to a peer group selection presented by Broadridge and discussed the methodology for the selection with Broadridge. In reviewing the Fund’s relative performance, the Board and the Independent Directors took into account the Fund’s investment strategies, distinct characteristics, asset size and diversification. The Board also considered the Advisor’s assessment of the Fund’s performance during the recent period of significant market volatility.

TCW Strategic Income Fund, Inc.
Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

The Board and the Independent Directors noted that the Fund’s performance was in the fifth quintile for the ten-year
period, the fourth quintile for the five- and three-year periods and the second quintile for the one-year
period. The Board and the Independent Directors recognized that the peer group included many funds that were not considered to be sufficiently comparable to the Fund in terms of strategy or characteristics. The Board and the Independent Directors noted that the peer group funds had significantly higher aggregate exposure to common equity, preferred and convertible securities than the Fund, as well as generally higher levels of leverage. The Board considered the Advisor’s discussions of the Fund’s performance, including that the Fund’s relatively modest use of leverage and lower exposure to equities, as compared to the peer funds, contributed to underperformance in a period of strong equity market returns. The Board and the Independent Trustees also noted the substantially lower volatility for the Fund compared to the funds in the peer group.
The Board and the Independent Directors concluded that the Advisor was implementing the Fund’s investment objective and that the Advisor’s record in managing the Fund indicated that its continued management should benefit the Fund and its shareholders over the long term.
4.    Advisory fees and total expenses
The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of the Fund (as a percentage of average net assets) with the median management fee and operating expense level of the other funds in the Broadridge peer group. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess the Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that the Fund’s management fee was below and total expenses were at the medians of the peer group funds. The Board and the Independent Directors concluded that the competitive fee charged by the Advisor, and competitive expense ratio, should continue to benefit the Fund and its shareholders.
The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory
clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Fund, the differences appropriately reflected the more extensive services provided by the Advisor to the Fund and the Advisor’s significantly greater responsibilities and expenses with respect to the Fund, including the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to registered investment companies with shares listed on a stock exchange.
5.    The Advisor’s costs, level of profits, and economies of scale
The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Fund, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to the Fund. The

TCW Strategic Income Fund, Inc.

Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Fund to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with the Fund was not unreasonable or excessive.
The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Fund grows and whether the advisory fee reflects those potential economies of scale. They noted the breakpoint under the Agreement, which results in a lower advisory fee rate as the Fund grows larger. They also recognized the Advisor’s view that the advisory fee compares favorably to peer group fees, and that expenses remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors also recognized that the Fund benefits from receiving investment advice from an organization with other types of advisory clients in addition to investment companies. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Fund through low fees and expenses, and through reinvesting in its capabilities for serving the Fund and its shareholders.
6.    Ancillary benefits
The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund. The Board and the Independent Directors concluded that any potential benefits to be received or to be derived by the Advisor from its relationships with the Fund are reasonably related to the services provided by the Advisor to the Fund.
7.    Conclusions
Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

TCW Strategic Income Fund, Inc.
Supplemental Information

Proxy Voting Guidelines
The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.
Disclosure of Proxy Voting Guidelines
The proxy voting guidelines of the Advisor are available:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Advisor, on behalf of the Fund, prepares and files Form
N-PX
with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form
N-PX
via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form
N-PX
is filed with the SEC.
Availability of Quarterly Portfolio Schedule
The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
NPORT-P.
Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
Corporate Governance Listing Standards
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards on October 10, 2022 as part of its Annual Written Affirmation. In accordance with Section 303A.12(c) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual Written Affirmation on October 10, 2022 and an Interim Written Affirmation on January 9, 2023.

TCW Strategic Income Fund, Inc.
Report of Annual Meeting and Special Meeting of Shareholders

The annual meeting of shareholders (the “Annual Meeting”) of the Fund was held on September 13, 2022. At the Annual Meeting, the following matters were submitted to a shareholder vote:

1)	Election of Directors — the shareholders of the Fund elected the following Directors to serve on the Board of Directors until their successors have been duly elected and qualified.

Director	Votes Cast For	Withheld
Samuel P. Bell	35,008,721	515,861
Patrick C. Haden	33,748,109	1,776,472
David B. Lippman	34,896,981	627,602
Peter McMillan	33,878,351	1,646,230
Victoria B. Rogers	33,937,389	1,587,195
Andrew Tarica	34,960,008	564,576

2)
Ratification of Selection of Independent Registered Public Accounting Firm
— the shareholders of the Fund approved the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2022.

For	Against	Abstain
35,105,252	229,017	190,312

TCW Strategic Income Fund, Inc.
Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata
portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.
To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or call toll free at (866)
227-8179.
If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877)
829-4768
or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.
Distribution Policy
The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and
Sub-chapter
M of the Code.
Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.
You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.
Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Fund designates 3.71% of the dividend paid as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2022.
The dividend received deduction percentage for the Fund’s corporate shareholders was 2.50% for the fiscal year ended December 31, 2022.
This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. Shareholders should refer to the Form
1099-DIV
provided by Computershare or your broker for tax filing purposes. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Strategic Income Fund, Inc.
Directors and Officers

A board of five directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, their business addresses and their principal occupations for the last five years are set forth below.
Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (2)	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of the Fund since October 2002.	Private Investor.	TCW Funds, Inc. (mutual fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of the Fund since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016-June 2017), University of Southern California.	Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of the Fund since August 2010.
Co-founder
(since 2019), Pacific Oak Capital Advisors (investment advisory firm);
Co-founder,
Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm);
Co-founder
		and Executive Vice President (2005-2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund); TCW Funds, Inc. (mutual fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the Fund since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual funds); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Funds, Inc.(mutual fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the Fund since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Employee (2003 – January 2022), Cowen Prime Services (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, Los Angeles, CA 90071.
(2)	Position with company may have changed over time.

TCW Strategic Income Fund, Inc.

The officers of the Fund who are not directors of the Fund are:

Name and Year of Birth (1)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
Kathryn Koch (1980)	President and Chief Executive Officer
President and Chief Executive Officer (since February 2023), The TCW Group, Inc., TCW LLC, the Advisor, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and TCW Funds, Inc.; President and Principal Executive Officer (since February 2023), Metropolitan West Funds; Chief Investment Officer of Public Equity (2003-January 2023), Goldman Sachs.

Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds and TCW Funds, Inc.; Managing Director and Director of Tax (since August 2016), TCW, LLC.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), the Advisor, The TCW Group Inc., TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Funds, Inc.; Vice President and Secretary (since February 2013), Metropolitan West Funds.

Gladys Xiques (1973)	Chief Compliance Officer and AML Officer since January 2021	Chief Compliance Officer and AML Officer (since January 2021), TCW Funds, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC.

TCW Strategic Income Fund, Inc.
Directors and Officers (Continued)

Name and Year of Birth (1)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer since February, 2014	Executive Vice President, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC and (since July 2008), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., and TCW Asset Management Company LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Funds, Inc. and (since February 2021) Metropolitan West Funds.

(1)	The address of each officer is c/o the TCW Group, Inc., 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Fund and TCW Funds, Inc. (since 2009) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Peter Davidson, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor (since July 2022), is Vice President and Assistant Secretary of the Fund, TCW Funds, Inc. and Metropolitan West Funds (since September 2022).

TCW Strategic Income Fund, Inc.

865 South Figueroa Street, Suite 1800
Los Angeles, California 90017

800 386 3829

www.TCW.com
INVESTMENT ADVISOR
TCW Investment Management Company LLC
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017

TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR
Computershare
P.O. Box 43078
Providence, RI 02940-3078

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL
Paul Hastings LLP
101 California Street, 48th Floor
San Francisco, California 94111
DIRECTORS
Samuel P. Bell
Director

Patrick C. Haden
Director and Chairman

Peter McMillan
Director

Victoria B. Rogers
Director

Andrew Tarica
Director

OFFICERS
Kathryn Koch
President and Chief Executive Officer

Meredith S. Jackson
Senior Vice President, General Counsel and Secretary

Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Gladys Xiques
Chief Compliance Officer
and Anti-Money Laundering Officer

Lisa Eisen
Tax Officer

Eric W. Chan
Assistant Treasurer

Peter Davidson
Vice President and Assistant Secretary

TSIart9445      12/31/21

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics during the period covered by this Form N-CSR.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has two members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2022	2021
$80,896	$78,540

(b) Audit-Related Fees

For the fiscal years December 31, 2022 and December 31, 2021, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2022	2021
$0	$0

(c) Tax Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed for tax compliance, tax advice, and tax planning by Deloitte were:

2022	2021
$5,956	$5,783

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and excise tax returns.

(d) All Other Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2022	2021
$0	$0

(e)(1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the Registrant’s accountant for services rendered to the Registrant, or rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Registrant’s Audit Committee members, consisting solely of independent directors, are:

Samuel P. Bell

Patrick C. Haden

Peter McMillan

Victoria B. Rogers

Andrew Tarica

(b)	Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 13(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers*

Stephen Kane	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since August 1996.

Laird R. Landmann	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC, and The TCW Group, Inc. since December 2009; and President, Metropolitan West Asset Management, LLC since August 1996.

Bryan Whalen	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since 2004.

*	The foregoing information regarding the Registrant’s portfolio managers is as of February 15, 2023. (Positions with TCW and its affiliates may have changed over time.)

(a)(2) Other Accounts Managed as of December 31, 2022 in millions.

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance-based advisory fee		Other Pooled Investment Vehicles performance-based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen Kane	33	$96,154	20	$14,221	178	$41,257	0	$0	3	$416	10	$5,194
Laird R. Landmann	30	$99,153	23	$14,705	195	$47,614	0	$0	25	$3,766	9	$6,816
Bryan Whalen	31	$98,362	26	$16,451	212	$52,116	0	$0	18	$753	12	$7,784

Conflicts

The TCW Group, Inc. and its subsidiaries, the Registrant, TCW Funds, Inc. and the Metropolitan West Funds (collectively, “TCW”) have policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(3) Portfolio Manager Compensation

The overall objective of TCW Investment Management Company LLC’s (“Advisor”) compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Registrant as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, “the TCW Advisors”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Registrant managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Registrant.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(a)(4) Share Ownership in Registrant as of December 31, 2022.

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Stephen Kane							X
Laird R. Landmann							X
Bryan Whalen					X

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Kathryn Koch
Kathryn Koch
President and Chief Executive Officer

Date	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kathryn Koch
Kathryn Koch
President and Chief Executive Officer

Date	March 9, 2023

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	March 9, 2023